EXHIBIT 4.11

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                              TRAVELERS GROUP INC.

                                       TO

                         THE CHASE MANHATTAN BANK, N.A.
                                     Trustee

                                 _______________

                                    INDENTURE

                              Dated as of [ ], 1996

                                 _______________


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                                TABLE OF CONTENTS

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PARTIES................................................................1
RECITALS OF THE COMPANY................................................1

                                    ARTICLE I

                        DEFINITIONS AND OTHER PROVISIONS
                             OF GENERAL APPLICATION

      SECTION 1.1.  Definitions......................................  1
            Act .....................................................  2
            Additional Interest......................................  2
            Affiliate................................................  2
            Authenticating Agent.....................................  2
            Board of Directors.......................................  2
            Board Resolution.........................................  2
            Book Entry Interest......................................  2
            Business Day.............................................  2
            Commission...............................................  2
            Common Securities........................................  3
            Company .................................................  3
            Company Request..........................................  3
            Company Order............................................  3
            Compounded Interest......................................  3
            Corporate Trust Office...................................  3
            Coupon Rate..............................................  3
            Covenant Defeasance......................................  3
            Declaration..............................................  3
            Defaulted Interest.......................................  3
            Defeasance...............................................  3
            Deferred Interest........................................  3
            Delaware Trustee.........................................  3
            Depositary...............................................  3
            Direct Action............................................  3
            Dissolution Event........................................  4
            Distributions............................................  4
            Event of Default.........................................  4
            Exchange Act.............................................  4
            Extended Interest Payment Period.........................  4
            Floating or Adjustable Rate Provision....................  4
            Floating or Adjustable Rate Security.....................  4
            Global Security..........................................  4


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            Holder  .................................................  4
            Indenture................................................  4
            Institutional Trustee....................................  4
            Interest Payment Date....................................  4
            Maturity.................................................  4
            Non Book-Entry Preferred Securities......................  5
            No Recognition Opinion...................................  5
            Officers' Certificate....................................  5
            Opinion of Counsel.......................................  5
            Outstanding..............................................  5
            Paying Agent.............................................  6
            Person  .................................................  6
            Place of Payment.........................................  6
            Predecessor Security.....................................  6
            Preferred Securities.....................................  6
            Preferred Security Certificate...........................  6
            Redemption Date..........................................  6
            Redemption Option Date...................................  6
            Redemption Price.........................................  6
            Redemption Tax Opinion...................................  6
            Regular Record Date......................................  7
            Regular Trustees.........................................  7
            Responsible Officer......................................  7
            Securities...............................................  7
            Security Beneficial Owner................................  7
            Security Register........................................  7
            Security Registrar.......................................  7
            Senior Indebtedness......................................  7
            Special Event............................................  8
            Special Record Date......................................  8
            Stated Maturity..........................................  8
            Travelers Trust..........................................  8
            Tax Event................................................  8
            Tax Event Opinion........................................  8
            Trust Indenture Act......................................  8
            Trust Securities.........................................  8
            Trustee .................................................  8
            Underwriting Agreement...................................  8
            U.S. Government Obligations..............................  8
            Vice President...........................................  9
      SECTION 1.2.  Compliance Certificates and Opinions.............  9
      SECTION 1.3.  Form of Documents Delivered to Trustee...........  9


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      SECTION 1.4.  Acts of Holders; Record Dates.................... 10
      SECTION 1.5.  Notices, Etc., to Trustee and Company............ 11
      SECTION 1.6.  Notice to Holders; Waiver........................ 11
      SECTION 1.7.  Conflict with Trust Indenture Act................ 11
      SECTION 1.8.  Effect of Headings and Table of Contents......... 12
      SECTION 1.9.  Successors and Assigns........................... 12
      SECTION 1.10. Separability Clause.............................. 12
      SECTION 1.11. Benefits of Indenture............................ 12
      SECTION 1.12. Governing Law.................................... 12
      SECTION 1.13. Legal Holidays................................... 12
      SECTION 1.14. Tax Characterization............................. 13

                                   ARTICLE II

                                 SECURITY FORMS

      SECTION 2.1.  Forms Generally.................................. 13
      SECTION 2.2.  Form of Face of Security......................... 13
      SECTION 2.3.  Form of Reverse of Security...................... 16
      SECTION 2.4.  Form of Trustee's Certificate of Authentication.. 20

                                   ARTICLE III

                                 THE SECURITIES

      SECTION 3.1.  Amount Unlimited; Issuable in Series............. 20
      SECTION 3.2.  Denominations.................................... 22
      SECTION 3.3.  Execution, Authentication, Delivery and Dating... 22
      SECTION 3.4.  Temporary Securities............................. 23
      SECTION 3.5.  Registration, Registration of Transfer and
                      Exchange .....................................  24
      SECTION 3.6.  Mutilated, Destroyed, Lost and Stolen Securities. 25
      SECTION 3.7.  Payment of Interest; Interest Rights Preserved... 26
      SECTION 3.8.  Persons Deemed Owners............................ 27
      SECTION 3.9.  Cancellation..................................... 27
      SECTION 3.10. Interest......................................... 28
      SECTION 3.11. Form and Payment................................. 29
      SECTION 3.12. Global Securities................................ 29


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                                   ARTICLE IV

                     SATISFACTION AND DISCHARGE; DEFEASANCE

      SECTION 4.1.  Satisfaction and Discharge of Indenture.......... 30
      SECTION 4.2.  Defeasance and Discharge......................... 32
      SECTION 4.3.  Covenant Defeasance.............................. 32
      SECTION 4.4.  Conditions to Defeasance or Covenant Defeasance.. 33
      SECTION 4.5.  Application of Trust Money....................... 34
      SECTION 4.6.  Indemnity for U.S. Government Obligations........ 34

                                    ARTICLE V

                                    REMEDIES

      SECTION 5.1.  Events of Default................................ 34
      SECTION 5.2.  Acceleration of Maturity; Rescission and
                     Annulment ...................................... 36
      SECTION 5.3.  Collection of Indebtedness and Suits for
                     Enforcement by Trustee ......................... 37
      SECTION 5.4.  Trustee May File Proofs of Claim................. 38
      SECTION 5.5.  Trustee May Enforce Claims Without Possession
                     of Securities .................................. 39
      SECTION 5.6.  Application of Money Collected................... 39
      SECTION 5.7.  Limitation on Suits.............................. 39
      SECTION 5.8.  Unconditional Right of Holders to Receive
                     Principal, Premium and Interest................. 40
      SECTION 5.9.  Restoration of Rights and Remedies............... 40
      SECTION 5.10. Rights and Remedies Cumulative................... 40
      SECTION 5.11. Delay or Omission Not Waiver..................... 41
      SECTION 5.12. Control by Holders............................... 41
      SECTION 5.13. Waiver of Past Defaults.......................... 41
      SECTION 5.14. Undertaking for Costs............................ 42

                                   ARTICLE VI

                                   THE TRUSTEE

      SECTION 6.1.  Certain Duties and Responsibilities.............. 42
      SECTION 6.2.  Notice of Defaults............................... 43
      SECTION 6.3.  Certain Rights of Trustee........................ 44
      SECTION 6.4.  Not Responsible for Recitals or Issuance
                     of Securities .................................. 45
      SECTION 6.5.  May Hold Securities.............................. 45
      SECTION 6.6.  Money Held in Trust.............................. 45
      SECTION 6.7.  Compensation and Reimbursement................... 45


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      SECTION 6.8.  Disqualification; Conflicting Interests.......... 46
      SECTION 6.9.  Corporate Trustee Required; Eligibility.......... 51
      SECTION 6.10. Resignation and Removal; Appointment of
                     Successor ...................................... 51
      SECTION 6.11. Acceptance of Appointment by Successor........... 53
      SECTION 6.12. Merger, Conversion, Consolidation or Succession
                     to Business .................................... 54
      SECTION 6.13. Preferential Collection of Claims Against Company 54
      SECTION 6.14. Appointment of Authenticating Agent.............. 58

                                   ARTICLE VII

                HOLDERS LISTS AND REPORTS BY TRUSTEE AND COMPANY

      SECTION 7.1.  Company to Furnish Trustee Names and Addresses
                     of Holders ..................................... 60
      SECTION 7.2.  Preservation of Information; Communications
                     to Holders ..................................... 60
      SECTION 7.3.  Reports by Trustee............................... 61
      SECTION 7.4.  Reports by Company............................... 62

                                  ARTICLE VIII

              CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

      SECTION 8.1.  Company May Consolidate, Etc., Only on
                     Certain Terms .................................. 63
      SECTION 8.2.  Successor Corporation Substituted................ 64

                                   ARTICLE IX

                             SUPPLEMENTAL INDENTURES

      SECTION 9.1.  Supplemental Indentures Without Consent
                     of Holders ..................................... 64
      SECTION 9.2.  Supplemental Indentures with Consent of Holders.. 65
      SECTION 9.3.  Execution of Supplemental Indentures............. 66
      SECTION 9.4.  Effect of Supplemental Indentures................ 67
      SECTION 9.5.  Conformity with Trust Indenture Act.............. 67
      SECTION 9.6.  Reference in Securities to Supplemental
                     Indentures ..................................... 67

                                    ARTICLE X

                                    COVENANTS

      SECTION 10.1. Payment of Principal, Premium and Interest....... 67
      SECTION 10.2. Maintenance of Office or Agency.................. 67
      SECTION 10.3. Money for Securities Payments to Be Held in Trust 68


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      SECTION 10.4. Statement by Officers as to Default.............. 69
      SECTION 10.5. Covenants as to Travelers Trusts................. 69
      SECTION 10.6. Payment of Expenses.............................. 70
      SECTION 10.7. Listing on an Exchange........................... 71

                                   ARTICLE XI

                            REDEMPTION OF SECURITIES

      SECTION 11.1. Applicability of Article......................... 71
      SECTION 11.2. Election to Redeem; Notice to Trustee............ 71
      SECTION 11.3. Selection by Trustee of Securities to Be Redeemed 72
      SECTION 11.4. Notice of Redemption............................. 72
      SECTION 11.5. Deposit of Redemption Price...................... 73
      SECTION 11.6. Securities Payable on Redemption Date............ 73
      SECTION 11.7. Securities Redeemed in Part...................... 73
      SECTION 11.8. Tax Event Redemption............................. 74

                                   ARTICLE XII

                                  SINKING FUNDS

      SECTION 12.1. Applicability of Article......................... 74
      SECTION 12.2. Satisfaction of Sinking Fund Payments
                     with Securities ................................ 75
      SECTION 12.3. Redemption of Securities for Sinking Fund........ 75

                                  ARTICLE XIII

                      EXTENSION OF INTEREST PAYMENT PERIOD

      SECTION 13.1. Extension of Interest Payment Period............. 75
      SECTION 13.2. Notice of Extension.............................. 76
      SECTION 13.3. Limitation of Transactions....................... 77

                                   ARTICLE XIV

                           SUBORDINATION OF SECURITIES

      SECTION 14.1. Agreement to Subordinate......................... 77
      SECTION 14.2. Default on Senior Indebtedness................... 78
      SECTION 14.3. Liquidation; Dissolution; Bankruptcy............. 78
      SECTION 14.4. Subrogation...................................... 80


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      SECTION 14.5. Trustee to Effectuate Subordination.............. 81
      SECTION 14.6. Notice by the Company............................ 81
      SECTION 14.7. Rights of the Trustee; Holders of Senior
                     Indebtedness ................................... 82
      SECTION 14.8. Subordination May Not Be Impaired................ 82

                                   ARTICLE XV

                                  MISCELLANEOUS

      SECTION 15.1. Acknowledgement of Rights........................ 83


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                          Travelers Group Inc.

     Reconciliation and tie between Trust Indenture Act of 1939 and
                  Indenture, dated as of April 30, 1996

Trust Indenture
      Act Section..................................Indenture Section
ss. 310   (a)(1)..................................... 6.9
     (a)(2)........................................   6.9
     (a)(3)........................................   Not Applicable
     (a)(4)........................................   Not Applicable
     (b)...........................................   6.8
        ...........................................   6.10
ss. 311   (a)......................................   6.13(a)
     (b)...........................................   6.13(b)
     (b)(2)........................................   7.3(a)(2)
        ...........................................   7.3(b)
ss. 312   (a)......................................   7.1
        ...........................................   7.2(a)
     (b)...........................................   7.2(b)
     (c)...........................................   7.2(c)
ss. 313   (a)......................................   7.3(a)
     (b)...........................................   7.3(b)
     (c)...........................................   7.3(a), 7.3(b)
     (d)...........................................   7.3(c)
ss. 314   (a)......................................   7.4
     (b)...........................................   Not Applicable
     (c)(1)........................................   1.2
     (c)(2)........................................   1.2
     (c)(3)........................................   Not Applicable
     (d)...........................................   Not Applicable
     (e)...........................................   1.2
ss. 315   (a)......................................   6.1(a)
     (b)...........................................   6.2
        ...........................................   7.3(a)(6)
     (c)...........................................   6.1(b)
     (d)...........................................   6.1(c)
     (d)(1)........................................   6.1(a)(1)
     (d)(2)........................................   6.1(c)(2)
     (d)(3)........................................   6.1(c)(3)
     (e)...........................................   5.14
ss. 316   (a)......................................   1.1
     (a)(1)(A).....................................   5.2
        ...........................................   5.12
     (a)(1)(B).....................................   5.13
     (a)(2)........................................   Not Applicable
     (b)...........................................   5.8
ss. 317   (a)(1)...................................   5.3
     (a)(2)........................................   5.4
     (b)...........................................   10.3
ss. 318   (a)......................................   1.7

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NOTE: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture.


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      INDENTURE, dated as of [ ], 1996, between TRAVELERS GROUP INC., a corporation duly organized and existing under the laws of the State of Delaware (herein called the "Company"), having its principal office at 388 Greenwich Street, New York, New York 10013, and THE CHASE MANHATTAN BANK, N.A., a national banking association duly organized and existing under the laws of the United States of America, as Trustee (herein called the "Trustee").

                             RECITALS OF THE COMPANY

      The Company has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its unsecured subordinated debentures, notes or other evidences of indebtedness (herein called the "Securities"), to be issued in one or more series as in this Indenture provided.

      All things necessary to make this Indenture a valid agreement of the Company, in accordance with its terms, have been done.

      NOW, THEREFORE, THIS INDENTURE WITNESSETH:

      For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities or of series thereof, as follows:

                                    ARTICLE I

                        DEFINITIONS AND OTHER PROVISIONS
                             OF GENERAL APPLICATION

SECTION 1.1. Definitions.

      For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

              (1) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

              (2) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

              (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles, and, except as otherwise herein expressly provided, the term "generally accepted accounting

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      principles" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted at the date of such computation; and

              (4) the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

      Certain terms, used principally in Article Six, are defined in that Article.

      "Act," when used with respect to any Holder, has the meaning specified in
Section 1.4.

      "Additional Interest" has the meaning specified in Section 3.10(c).

      "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

      "Authenticating Agent" means any Person authorized by the Trustee to act on behalf of the Trustee to authenticate Securities.

      "Board of Directors" means either the board of directors of the Company or any duly authorized committee of that board.

      "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

      "Book Entry Interest" means a beneficial interest in a Global Security, ownership of which shall be maintained and transfers of which shall be made through book entries by the Depositary.

      "Business Day" means any day other than a Saturday, Sunday or any other day on which banking institutions in New York, New York are authorized or obligated by any applicable law to close.

      "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.


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      "Common Securities" means undivided beneficial interests in the assets of a Travelers Trust which rank, except upon the occurrence and continuation of an Event of Default, pari passu with Preferred Securities issued by such Travelers Trust.

      "Company" means the Person named as the "Company' in the first paragraph of this instrument until a successor corporation shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor corporation.

      "Company Request" or "Company Order" means a written request or order signed in the name of the Company by its Chairman or Vice Chairman of the Board, its President, a Vice President, its Chief Financial Officer or its Chief Accounting Officer, and by its Treasurer, an Assistant Treasurer, its Secretary or an Assistant Secretary, and delivered to the Trustee.

      "Compounded Interest" has the meaning specified in Section 12.1.

      "Corporate Trust Office" means the principal office of the Trustee in the City of New York, New York at which at any particular time its corporate trust business shall be principally administered, which at the date hereof is located at 4 Chase MetroTech Center, Brooklyn, New York 11245.

      "Coupon Rate" has the meaning specified in Section 3.10.

      "Covenant Defeasance" has the meaning specified in Section 4.3.

      "Declaration" means, with respect to a Travelers Trust, the amended and restated declaration of trust or any other governing instrument of such Travelers Trust.

      "Defaulted Interest" has the meaning specified in Section 3.7.

      "Defeasance" has the meaning specified in Section 4.2.

      "Deferred Interest" has the meaning specified in Section 12.1.

      "Delaware Trustee" has the meaning specified in the Declaration of the applicable Travelers Trust.

      "Depositary" means, with respect to Securities of any series issuable in whole or in part in the form of one or more Global Securities, a clearing agency registered under the Exchange Act that is designated to act as Depositary for such Securities as contemplated by Section 3.1.

      "Direct Action" has the meaning specified in Section 14.1.


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      "Dissolution Event" means, with respect to a Travelers Trust, that as a result of the occurrence and continuation of a Special Event with respect to such Travelers Trust, such Travelers Trust is to be dissolved in accordance with its Declaration.

      "Distributions" on Trust Securities of a Travelers Trust has the meaning set forth in the Declaration of such Travelers Trust.

      "Event of Default" has the meaning specified in Section 5.1.

      "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, and any successor legislation.

      "Extended Interest Payment Period" has the meaning specified in Section 12.1.

      "Floating or Adjustable Rate Provision" means a formula or provision, specified in a Board Resolution or an indenture supplemental hereto, providing for the determination, whether pursuant to objective factors or pursuant to the sole discretion of any Person (including the Company), and periodic adjustment of the interest rate per annum borne by a Floating or Adjustable Rate Security.

      "Floating or Adjustable Rate Security" means any Security which provides for interest to be payable thereon at a rate per annum that may vary from time to time over the term thereof in accordance with a Floating or Adjustable Rate Provision.

      "Global Security" means a Security that evidences all or part of the Securities of any series and is authenticated and delivered to, and registered in the name of, the Depositary for such Securities or a nominee thereof.

      "Holder" means a Person in whose name a Security is registered in the Security Register.

      "Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof and shall include the terms of particular series of Securities established as contemplated by Section 3.1.

      "Institutional Trustee" has the meaning set forth in the Declaration of the applicable Travelers Trust.

      "Interest Payment Date," when used with respect to any Security, means the Stated Maturity of an installment of interest on such Security.

      "Maturity," when used with respect to any Security, means the date on which the principal of such Security or an installment of principal becomes due and payable as therein or

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herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

      "Non Book-Entry Preferred Securities" has the meaning specified in Section 3.12(a).

      "No Recognition Opinion," with respect to a Travelers Trust, has the meaning specified in the Declaration of such Travelers Trust.

      "Officers' Certificate" means a certificate signed by the Chairman or Vice Chairman of the Board, the President, a Vice President, the Chief Financial Officer or the Chief Accounting Officer, and by the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary, of the Company, and delivered to the Trustee.

      "Opinion of Counsel" means a written opinion of counsel, who may be counsel for the Company.

      "Outstanding," when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

              (i) Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

              (ii) Securities for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities; provided that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made; and

              (iii) Securities which have been paid pursuant to Section 3.6 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company;

provided that in determining whether the Holders of the requisite principal amount of the Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be Outstanding; provided, however, that, in determining whether the Trustee shall be protected in relying, upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which a Responsible Officer of the Trustee actually knows to be so owned shall be so disregarded and provided, further, that Securities held by the Institutional

Trustee for the benefit of the holders of the Trust Securities shall not be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor.

      "Paying Agent" means any Person authorized by the Company to pay the principal of (or premium, if any) or interest on any Securities on behalf of the Company.

      "Person" means any individual, corporation, partnership, joint venture, association, joint stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

      "Place of Payment," when used with respect to the Securities of any series, means the place or places where the principal of (and premium, if any) and interest on the Securities of that series are payable as specified as contemplated by Section 3.1.

      "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 3.6 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

      "Preferred Securities" means undivided beneficial interests in the assets of a Travelers Trust which rank, except upon the occurrence and continuation of an Event of Default, pari passu with Common Securities issued by such Travelers Trust.

      "Preferred Security Certificate" has the meaning specified in the Declaration of the applicable Travelers Trust.

      "Redemption Date," when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

      "Redemption Option Date" means, with respect to a series of Securities, the date specified as contemplated by Section 3.1 on or after which, from time to time, the Company, at its option, may redeem such series of Securities in whole or in part.

      "Redemption Price," when used with respect to any Security to be redeemed, means such percentage of the principal amount of such Security that is specified pursuant to Section 3.1 plus any accrued and unpaid interest thereon to the date of redemption.

      "Redemption Tax Opinion," with respect to a Travelers Trust, has the meaning set forth in the Declaration of the applicable Travelers Trust.

      "Regular Record Date" for the interest payable on any Interest Payment Date on the Securities of any series means the date specified as such pursuant to Section 3.1.

      "Regular Trustees" has the meaning set forth in the Declaration of the applicable Travelers Trust.

      "Responsible Officer" means, with respect to the Trustee, any officer within the Corporate Trust Office of the Trustee, including any vice-president, any assistant vice-president, any assistant secretary, the treasurer, any assistant treasurer or other officer of the Corporate Trust Office of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of that officer's knowledge of and familiarity with the particular subject.

      "Securities" has the meaning stated in the first recital of this Indenture and more particularly means any Securities authenticated and delivered under this Indenture.

      "Security Beneficial Owner" means, with respect to a Book Entry Interest, a person who is the beneficial owner of such Book Entry Interest, as reflected on the books of the Depositary, or on the books of a Person maintaining an account with such Depositary (directly as a Depositary participant or as an indirect participant, in each case in accordance with the rules of the Depositary).

      "Security Register" and "Security Registrar" have the respective meanings specified in Section 3.5.

      "Senior Indebtedness" means, with respect to the Company, (i) the principal, premium, if any, and interest in respect of (A) indebtedness of such obligor for money borrowed and (B) indebtedness evidenced by securities, notes, debentures, bonds or other similar instruments issued by such obligor; (ii) all capital lease obligations of such obligor; (iii) all obligations of such obligor issued or assumed as the deferred purchase price of property, all conditional sale obligations of such obligor and all obligations of such obligor under any conditional sale or title retention agreement (but excluding trade accounts payable in the ordinary course of business); (iv) all obligations, contingent or otherwise, of such obligor in respect of any letters of credit, banker's acceptance, security purchase facilities or similar credit transactions; (v) all obligations in respect of interest rate swap, cap or other agreements, interest rate future or option contracts, currency swap agreements, currency future or option contracts and other similar agreements; (vi) all obligations of the type referred to in clauses (i) through (v) of other Persons for the payment of which such obligor is responsible or liable as obligor, guarantor or otherwise; and
(vii) all obligations of the type referred to in clauses (i) through (vi) of other Persons secured by any lien on any property or asset of such obligor (whether or not such obligation is assumed by such obligor), except for (1) any such indebtedness that is by its terms subordinated to or pari passu with the Securities, and (2) any indebtedness between or among such obligor and its Affiliates, including all other debt securities and guarantees in respect of those debt securities, issued to (x) any Travelers Trust or (y) any other trust, or a trustee of such trust, partnership or other entity affiliated with the Company which is a financing vehicle of the Company (a "Financing Entity") in connection with the issuance by such Financial Entity of preferred securities or other securities which rank pari passu with, or junior to, the Preferred Securities.

      "Special Event," with respect to a Travelers Trust, has the meaning specified in the Declaration of such Travelers Trust.

      "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 3.7.

      "Stated Maturity," when used with respect to any Security or any installment of principal thereof or interest thereon, means the date specified in such Security as the fixed date on which the principal of such Security or such installment of principal or interest is due and payable.

      "Travelers Trust" means each of Travelers Capital I, Travelers Capital II, Travelers Capital III, Travelers Capital IV and Travelers Capital V, each a Delaware statutory business trust, or any other similar trust created for the purpose of issuing preferred securities in connection with the issuances of Securities under this Indenture.

      "Tax Event," with respect to a Travelers Trust, has the meaning set forth in the Declaration of the applicable Travelers Trust.

      "Tax Event Opinion," with respect to a Travelers Trust, has the meaning set forth in the Declaration of the applicable Travelers Trust.

      "Trust Indenture Act" means the Trust Indenture Act of 1939, as in force at the date as of which this instrument was executed, except as provided in
Section 9.5.

      "Trust Securities" means Common Securities and Preferred Securities of any Travelers Trust.

      "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean or include each Person who is then a Trustee hereunder, and if at any time there is more than one such Person, "Trustee" as used with respect to the Securities of any series shall mean the Trustee with respect to Securities of that series.

      "Underwriting Agreement" has the meaning set forth in the Declaration of the applicable Travelers Trust.

      "U.S. Government Obligations" has the meaning specified in Section 4.4.

      "Vice President," when used with respect to the Company or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president."

SECTION 1.2. Compliance Certificates and Opinions.

      Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee an Officer's Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

      Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include,

              (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

              (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

              (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

              (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

SECTION 1.3. Form of Documents Delivered to Trustee.

      In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

      Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

      Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

SECTION 1.4. Acts of Holders; Record Dates.

      (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Indenture to be given or taken by Holders shall be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 6.1) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

      (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

      (c)  The ownership of Securities shall be proved by the Security Register.

      (d) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

SECTION 1.5. Notices, Etc., to Trustee and Company.

      Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

              (1) the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office,
      Attention: Institutional Trust Group; provided, however, that such instrument will be considered properly given if submitted in an electronic format, i.e., by facsimile, E-Mail or otherwise, or

              (2) the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Company addressed to it at the address of its principal office specified in the first paragraph of this instrument or at any other address previously furnished in writing to the Trustee by the Company; provided, however, that such instrument will be considered properly given if submitted in an electronic format, i.e., by facsimile, E-Mail or otherwise.

SECTION 1.6. Notice to Holders; Waiver.

      Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at his address as it appears in the Security Register, not later than the latest date and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

      In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

SECTION 1.7. Conflict with Trust Indenture Act.

      If any provision hereof limits, qualifies or conflicts with another provision hereof which is required to be included in this Indenture by any of the provisions of the Trust Indenture Act, such required provision shall control.

SECTION 1.8. Effect of Headings and Table of Contents.

      The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

SECTION 1.9. Successors and Assigns.

      All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

SECTION 1.10. Separability Clause.

      In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 1.11. Benefits of Indenture.

      Nothing in this Indenture or in the Securities, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, the holders of Senior Indebtedness and the Holders, any benefit or any legal or equitable right, remedy or claim under this Indenture.

SECTION 1.12. Governing Law.

      This Indenture and the Securities shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York, and all rights and remedies shall be governed by such laws without regard for the principles of its conflicts of laws.

SECTION 1.13. Legal Holidays.

      In any case where any Interest Payment Date, Redemption Date or Stated Maturity of any Security shall not be a Business Day at any Place of Payment, then (notwithstanding any other provision of this Indenture or of the Securities) payment of interest or principal (and premium, if any) need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the Interest Payment Date or Redemption Date, or at the Stated Maturity, provided that no interest shall accrue for the period from and after such Interest Payment Date, Redemption Date or Stated Maturity, as the case may be, except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date.

SECTION 1.14. Tax Characterization.

      The Company, the Trustee and each Holder of a Security (by acceptance thereof) agrees to treat the Securities as debt instruments for United States federal, state and local income and franchise tax purposes and agrees not to take any contrary position before any taxing authority or on any tax return unless otherwise required by law.

                                   ARTICLE II

                                 SECURITY FORMS

SECTION 2.1. Forms Generally.

      The Securities of each series shall be in substantially the form set forth in this Article, or in such other form as shall be established by or pursuant to a Board Resolution or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or Depositary therefor or as may, consistently herewith, be determined by the officers executing such Securities, as evidenced by their execution of such Securities. If the form of Securities of any series is established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Company Order contemplated by Section 3.3 for the authentication and delivery of such Securities.

      The Trustee's certificates of authentication shall be in substantially the form set forth in this Article.

      The definitive Securities may be produced in any manner as determined by the officers executing such Securities, as evidenced by their execution of such Securities.

SECTION 2.2. Form of Face of Security.

              [IF THE SECURITY IS TO BE A GLOBAL SECURITY, INSERT - This Security is a Global Security within the meaning of the Indenture hereinafter referred to and is registered in the name of a Depositary or a nominee of a Depositary. This Security is exchangeable for Securities registered in the name of a person other than the Depositary or its nominee only in the limited circumstances described in the Indenture, and no transfer of this

Security (other than a transfer of this Security as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary) may be registered except in limited circumstances.

      Unless this Security is presented by an authorized representative of The Depository Trust Company (55 Water Street, New York, New York) to the issuer or its agent for registration of transfer, exchange or payment, and any Security issued is registered in the name of Cede & Co. or such other name as requested by an authorized representative of The Depository Trust Company and any payment hereon is made to Cede & Co., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY A PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein.]

No. _________________

                              TRAVELERS GROUP INC.

                      [INSERT TITLE OF SERIES OF SECURITY]

      TRAVELERS GROUP INC., a Delaware corporation (the "Company", which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to ______________ or registered assigns, the principal sum of _____________ Dollars ($___________) on _________,
____, and to pay interest on said principal sum from ____________, ____, or from the most recent interest payment date (each such date, an "Interest Payment Date") to which interest has been paid or duly provided for, [quarterly] [(subject to deferral as set forth herein)] in arrears on [___________, ___________, ___________ and ___________] of each year commencing ________,
____, at [If the Security is to bear interest at a fixed rate, insert -a rate of
 ..% per annum,] [If the Security is a Floating or Adjustable Rate Security, insert -a rate per annum [computed-determined] in accordance with the [insert defined name of Floating or Adjustable Rate Provision] set forth below] until the principal hereof shall have become due and payable, and on any overdue principal and premium, if any, and (without duplication and to the extent that payment of such interest is enforceable under applicable law) on any overdue installment of interest at the same rate per annum compounded [quarterly]. The amount of interest payable on any Interest Payment Date shall be computed on the basis of a 360-day year of twelve 30-day months. In the event that any date on which interest is payable on this Security is not a Business Day, then payment of interest payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay), except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date. The interest installment so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities, as defined in said Indenture) is registered at the close of business on the regular record date for such interest installment, which shall be the close of business on the Business Day next preceding such Interest Payment Date. [IF PURSUANT TO THE PROVISIONS OF THE INDENTURE THE SECURITIES ARE NO LONGER REPRESENTED BY A GLOBAL SECURITY -- which shall be the close of business on the ____ Business Day next preceding such Interest Payment Date.] Any such interest installment not punctually paid or duly provided for shall forthwith cease to be payable to the registered Holders on such regular record date and may be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a special record date to be fixed by the Trustee for the payment of such defaulted interest, notice whereof shall be given to the registered Holders of this series of Securities not less than 10 days prior to such special record date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture. Payments on this Global Security will be made to the Depository Trust Company, or to a successor Depositary. [IF PURSUANT TO THE PROVISIONS OF THE INDENTURE THE SECURITIES ARE NO LONGER REPRESENTED BY A GLOBAL SECURITY --The principal of (and premium, if any) and the interest on this Security shall be payable at the office or agency of the Trustee maintained for that purpose in any coin or currency of the United States of America that at the time of payment is legal tender for payment of public and private debts; provided, however, that payment of interest may be made at the option of the Company by check mailed to the registered Holder at such address as shall appear in the Security Register. Notwithstanding the foregoing, so long as the Holder of this Security is the Institutional Trustee of a Travelers Trust, the payment of the principal of (and premium, if any) and interest on this Security will be made at such place and to such account as may be designated by such Institutional Trustee.]

      [At this point in the Security Form of any series of Floating or Adjustable Rate Securities, the text of the Floating or Adjustable Rate Provision relating thereto should be inserted.]

      The indebtedness evidenced by this Security is, to the extent provided in the Indenture, subordinate and junior in right of payment to the prior payment in full of all Senior Indebtedness of the Company, and this Security is issued subject to the provisions of the Indenture with respect thereto. Each Holder of this Security, by accepting the same, (a) agrees to and shall be bound by, such provisions, (b) authorizes and directs the Trustee on his or her behalf to take such action as may be necessary or appropriate to acknowledge or effectuate the subordination so provided and (c) appoints the Trustee his or her attorney-in-fact for any and all such purposes. Each Holder hereof, by his or her acceptance hereof, hereby waives all notice of the acceptance of the subordination provisions contained herein and in the Indenture by each holder of Senior Indebtedness of the Company, whether now outstanding or hereafter incurred, and waives reliance by each such holder upon said provisions.

      This Security shall not be entitled to any benefit under the Indenture hereinafter referred to, be valid or become obligatory for any purpose until the Certificate of Authentication hereon shall have been signed by or on behalf of the Trustee.

      The provisions of this Security are continued on the reverse side hereof and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.

      IN WITNESS WHEREOF, the Company has caused this instrument to be executed.

Dated: _______________

                                        TRAVELERS GROUP INC.

                                        By:_________________________
                                           Name:
                                           Title:


                                        By:_______________________
                                           Name:
                                           Title:

SECTION 2.3. Form of Reverse of Security.

      This Security is one of a duly authorized series of securities of the Company (herein sometimes referred to as the "Securities"), specified in the Indenture, all issued or to be issued in one or more series under and pursuant to an Indenture dated as of [ ], 1996 (the "Indenture"), duly executed and delivered between the Company and The Chase Manhattan Bank, N.A., as Trustee (the "Trustee"), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the respective rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Company and the Holders of the Securities. By the terms of the Indenture, the Securities are issuable in series that may vary as to amount, date of maturity, rate of interest and in other respects as provided in the Indenture. This series of Securities is limited in aggregate principal amount to $ _________.

      Because of the occurrence and continuation of a Tax Event, in certain circumstances, this Security may become due and payable at [specify redemption prices]% of the principal amount thereof, together with any interest accrued thereon (the "Redemption Price"). The Redemption Price shall be paid prior to 12:00 noon, New York City time, on the date of such redemption or at such earlier time as the Company determines. The Company shall have the right to redeem this Security at the option of the Company, without premium or penalty, in whole or in part at any time on or after ________, ____ (an "Optional Redemption"), or at any time in certain circumstances upon the occurrence of a Tax Event, at a redemption price equal to [specify redemption prices]% of the principal amount thereof, plus any accrued but unpaid interest to the date of such redemption (the "Optional Redemption Price"). Any redemption pursuant to this paragraph will be made upon not less than 30 days nor more than 60 days notice, at the Optional Redemption Price. If the Securities are only partially redeemed by the Company pursuant to an Optional Redemption, the Securities will be redeemed pro rata or by lot or by any other method utilized by the Trustee; provided that if, at the time of redemption, the Securities are registered as a Global Security, the Depositary shall determine the principal amount of such Securities held by each Security Beneficial Owner to be redeemed in accordance with its procedures.

      [The Securities of this series are subject to redemption upon not less than 30 days' nor more than 60 days' notice by mail, (1) on _________ in any year commencing with the year ____ and ending with the year _____ through operation of the sinking fund for this series at a Redemption Price of _____,
(2) at any time [on or after ________, 199__, as a whole or in part, at the election of the Company, at the following Redemption Prices (expressed as percentages of the principal amount): If redeemed [on or before ________, ___%, and if redeemed during the 12-month period beginning ___________ of the years indicated, and thereafter at a Redemption Price equal to ____% of the principal amount, together in the case of any such redemption (whether through operation of the sinking fund or otherwise) with accrued interest to the Redemption Date, but interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture.]

      [Notwithstanding the foregoing, the Company may not, prior to ______, redeem any Securities of this series as contemplated by Clause (2) of the preceding paragraph as a part of, or in anticipation of, any refunding operation by the application, directly or indirectly, of monies borrowed having an interest cost to the Company (calculated in accordance with generally accepted financial practice) of less than ____% per annum.]

      [The sinking fund for this series provides for the redemption on _______ in each year beginning with the year _______ and ending with the year________ of [not less than] $_________ ("mandatory sinking fund") and not more than $__________ aggregate principal amount of Securities of this series. Securities of this series acquired or redeemed by the Company otherwise than through [mandatory] sinking fund payments may be credited against subsequent [mandatory] sinking fund payments otherwise required to be made in the [inverse] order in which they become due.]

      In the event of redemption of this Security in part only, a new Security or Securities of this series for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

      In case an Event of Default, as defined in the Indenture, shall have occurred and be continuing, the principal of all of the Securities may be declared, and upon such declaration shall become, due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture.

      The Indenture contains provisions permitting the Company and the Trustee, with the consent of the Holders of not less than a majority in aggregate principal amount of the Securities of each series affected at the time outstanding, as defined in the Indenture, to execute supplemental indentures for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or of modifying in any manner the rights of the Holders of the Securities; provided, however, that no such supplemental indenture shall (i) extend the fixed maturity of any Securities of any series, or reduce the principal amount thereof, or reduce the rate or extend the time of payment of interest thereon, or reduce any premium payable upon the redemption thereof, without the consent of the Holder of each Security so affected, or (ii) reduce the aforesaid percentage of Securities, the Holders of which are required to consent to any such supplemental indenture, without the consent of the Holders of each Security then outstanding and affected thereby. The Indenture also contains provisions permitting the Holders of a majority in aggregate principal amount of the Securities of any series at the time outstanding affected thereby, on behalf of all of the Holders of the Securities of such series, to waive any past default in the performance of any of the covenants contained in the Indenture, or established pursuant to the Indenture with respect to such series, and its consequences, except a default in the payment of the principal of or premium, if any, or interest on any of the Securities of such series. Any such consent or waiver by the registered Holder of this Security (unless revoked as provided in the Indenture) shall be conclusive and binding upon such Holder and upon all future Holders and owners of this Security and of any Security issued in exchange herefor or in place hereof (whether by registration of transfer or otherwise), irrespective of whether or not any notation of such consent or waiver is made upon this Security.

      No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and premium, if any, and interest on this Security at the time and place and at the rate and in the money herein prescribed.

      The Company shall have the right at any time during the term of the Securities and from time to time to extend the interest payment period of such Securities for up to 20 consecutive quarters (an "Extended Interest Payment Period"), at the end of which period the Company shall pay all interest then accrued and unpaid (together with interest thereon at the rate specified for the Securities to the extent that payment of such interest is enforceable under applicable law); provided, that no such Extended Interest Payment Period shall extend beyond the maturity of the Securities; and provided further that during any such Extended Interest Payment Period (a) the Company shall not declare or pay any dividend on, make any distributions with respect to, or redeem, purchase, acquire or make a liquidation payment with respect to, any of its capital stock or make any guarantee payment with respect thereto (other than (i) repurchases, redemptions or other acquisitions of shares of capital stock of the Company in connection with any employment contract, benefit plan or other similar arrangement with or for the benefit of employees, officers, directors or consultants, (ii) as a result of an exchange or conversion of any class or series of the Company's capital stock for any other class or series of the Company's capital stock, or (iii) the purchase of fractional interests in shares of the Company's capital stock pursuant to the conversion or exchange provisions of such capital stock or the security being converted or exchanged), and (b) the Company shall not make any payment of interest on or principal of (or premium, if any, on), or repay, repurchase or redeem, any debt securities issued by the Company which rank pari passu with or junior to the Securities. The foregoing, however, will not apply to any stock dividends paid by the Company where the dividend stock is the same stock as that on which the dividend is being paid. Before the termination of any such Extended Interest Payment Period, the Company may further extend such Extended Interest Payment Period, provided that such Extended Interest Payment Period together with all such further extensions thereof shall not exceed 20 consecutive quarters. At the termination of any such Extended Interest Payment Period and upon the payment of all accrued and unpaid interest and any additional amounts then due, the Company may commence a new Extended Interest Payment Period.

      As provided in the Indenture and subject to certain limitations therein set forth, this Security is transferable by the registered Holder hereof on the Security Register of the Company, upon surrender of this Security for registration of transfer at the office or agency of the Trustee in the City and State of New York accompanied by a written instrument or instruments of transfer in form satisfactory to the Company or the Trustee duly executed by the registered Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of authorized denominations and for the same aggregate principal amount and series will be issued to the designated transferee or transferees. No service charge will be made for any such transfer, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in relation thereto.

      Prior to due presentment for registration of transfer of this Security, the Company, the Trustee, any paying agent and the Security Registrar may deem and treat the registered holder hereof as the absolute owner hereof (whether or not this Security shall be overdue and notwithstanding any notice of ownership or writing hereon made by anyone other than the Security Registrar) for the purpose of receiving payment of or on account of the principal hereof and premium, if any, and interest due hereon and for all other purposes, and neither the Company nor the Trustee nor any paying agent nor any Security Registrar shall be affected by any notice to the contrary.

      No recourse shall be had for the payment of the principal of or the interest on this Security, or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture, against any incorporator, stockholder, officer or director, past, present or future, as such, of the Company or of any predecessor or successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issuance hereof, expressly waived and released.

      [The Securities of this series are issuable only in registered form without coupons in denominations of $25 and any integral multiple thereof.] [This Global Security is exchangeable for Securities in definitive form only under certain limited circumstances set forth in the Indenture. Securities of this series so issued are issuable only in registered form without coupons in denominations of $25 and any integral multiple thereof.] As provided in the Indenture and subject to certain limitations [herein and] therein set forth, Securities of this series [so issued] are exchangeable for a like aggregate principal amount of Securities of this series of a different authorized denomination, as requested by the Holder surrendering the same.

      All terms used in this Security that are defined in the Indenture shall have the meanings assigned to them in the Indenture.

SECTION 2.4. Form of Trustee's Certificate of Authentication.

                          CERTIFICATE OF AUTHENTICATION

      This is one of the Securities of the series of Securities described in the within-mentioned Indenture.

THE CHASE MANHATTAN BANK, N.A.,
   as Trustee



By:__________________
  Authorized Signatory

                                   ARTICLE III

                                 THE SECURITIES

SECTION 3.1. Amount Unlimited; Issuable in Series.

      The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited.

      The Securities may be issued in one or more series. There shall be established in or pursuant to a Board Resolution, and set forth in an Officers' Certificate, or established in one or more indentures supplemental hereto, prior to the issuance of Securities of any series,

      (1) the title of the Securities of the series (which shall distinguish the Securities of the series from all Securities of any other series);

      (2) the date or dates on which the principal of the Securities of the series is payable, and, if applicable to the series, the terms of any sinking fund obligations with respect to such series;

      (3) the rate or rates at which the Securities of the series shall bear interest or the Floating or Adjustable Rate Provision pursuant to which such rates shall be determined, the date or dates from which any such interest shall accrue, the Interest Payment Dates on which any such interest shall be payable and the Regular Record Date for the interest payable on any Interest Payment Date (if such Interest Payment Dates or Regular Record Dates differ from those provided herein);

      (4) the place or places where the principal of (and any premium, if any) and interest on Securities of the series shall be payable;

      (5) in addition to the redemption rights provided herein, the period or periods within which (including the Redemption Option Date for the series) and the price or prices at which any Securities of the series may be redeemed, in whole or in part, at the option of the Company;

      (6) if other than denominations of $25 and any integral multiple thereof, the denominations in which Securities of the series shall be issuable;

      (7) any other event or events of default applicable with respect to the Securities of the series in addition to those provided in Section 5.1(1) through
(7);

      (8) any other covenant or warranty included for the benefit of Securities of the series in addition to (and not inconsistent with) those included in this Indenture for the benefit of Securities of all series, or any other covenant or warranty included for the benefit of Securities of the series in lieu of any covenant or warranty included in this Indenture for the benefit of Securities of all series, or any provision that any covenant or warranty included in this Indenture for the benefit of Securities of all series shall not be for the benefit of Securities of the series, or any combination of such covenants, warranties or provisions;

      (9) the subordination terms of the Securities of the series;

      (10) the provisions of this Indenture, if any, that shall not apply to the series; and

      (11) any other terms of the series (which additional terms shall not be inconsistent with the provisions of this Indenture).

      All Securities of any one series shall be substantially identical except as to denomination and except as may otherwise be provided in or pursuant to such Board Resolution and set forth, or determined in the manner provided, in the Officers' Certificate referred to above or in any such indenture supplemental hereto.

      If any of the terms of the Securities of a series are established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Officers' Certificate setting forth the terms of the Securities of such series.

SECTION 3.2. Denominations.

      The Securities of each series shall be issuable in registered form without coupons and in such denominations as shall be specified as contemplated by
Section 3.1. In the absence of any such provisions with respect to the Securities of any series, the Securities of such series shall be issuable in denominations of $25 and any integral multiple thereof.

SECTION 3.3. Execution, Authentication, Delivery and Dating.

      The Securities shall be executed on behalf of the Company by its Chairman or Vice Chairman of the Board, its President, a Vice President, the Chief Financial Officer or the Chief Accounting Officer, under its corporate seal reproduced thereon attested by its Secretary or one of its Assistant Secretaries. The signature of any of these officers on the Securities may be manual or facsimile.

      Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

      At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities of any series executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities, and the Trustee in accordance with the Company Order shall authenticate and deliver such Securities. If the form or terms of the Securities of the series have been established in or pursuant to one or more Board Resolutions as permitted by Sections 2.1 and 3.1, in authenticating such Securities, and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive at the time of the initial delivery by the Company of Securities of such series to the Trustee for authentication, and (subject to Section 6.1) shall be fully protected in relying upon, an Opinion of Counsel stating,

            (a) if the form of such Securities has been established by or pursuant to Board Resolution as permitted by Section 2.1, that such form has been established in conformity with the provisions of this Indenture;

            (b) if the terms of such Securities have been established by or pursuant to Board Resolution as permitted by Section 3.1, that such terms have been established in conformity with the provisions of this Indenture; and

            (c) that such Securities, when authenticated and delivered by the Trustee and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and legally binding obligations of the Company enforceable in accordance with their terms, subject to bankruptcy, insolvency, reorganization, and other laws of general applicability relating to or affecting the enforcement or creditors' rights and to general equity principles.

If such form or terms have been so established, the Trustee shall not be required to authenticate such Securities if the issue of such Securities pursuant to this Indenture will affect the Trustee's own rights, duties or immunities under the Securities and this Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee.

      Each Security shall be dated the date of its authentication.

      No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder and is entitled to the benefits of this Indenture.

SECTION 3.4. Temporary Securities.

      Pending the preparation of definitive Securities of any series, the Company may execute, and upon receipt of a Company Order the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the directors or officers executing such Securities may determine, as evidenced by their execution of such Securities.

      If temporary Securities of any series are issued, the Company will cause definitive Securities of that series to be prepared without unreasonable delay. After the preparation of definitive Securities of such series, the temporary Securities of such series shall be exchangeable for definitive Securities of such series upon surrender of the temporary Securities of such series at the office or agency of the Company in a Place of Payment for Securities of that series, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities of any series the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like aggregate principal amount of definitive Securities of the same series and of like tenor of authorized denominations. Until so exchanged, the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of such series.

SECTION 3.5. Registration, Registration of Transfer and Exchange.

      The Company shall cause to be kept at the Corporate Trust Office of the Trustee a register (the register maintained in such office and in any other office or agency of the Company in a Place of Payment being herein sometimes collectively referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Securities, or of Securities of a particular series, and of transfers of Securities or of Securities of such series. The Trustee is hereby appointed "Security Registrar" for the purpose of registering Securities and transfers of Securities as herein provided.

      Subject to Section 3.11, upon surrender for registration of transfer of any Security of any series at the office or agency of the Company in a Place of Payment for Securities of that series, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of like tenor of the same series, of any authorized denominations and of a like aggregate principal amount.

      Subject to Section 3.11, at the option of the Holder, Securities of any series may be exchanged for other Securities of like tenor of the same series, of any authorized denominations and of a like aggregate principal amount, upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

      All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

      Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar, duly executed by the Holder thereof or his attorney duly authorized in writing.

      No service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 3.4, 9.6 or 11.7 not involving any transfer.

      The Company shall not be required (i) to issue, register the transfer of or exchange any Security of any series during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of Securities of such series selected for redemption under Section 11.3 and ending at the close of business on the day of such mailing, or (ii) to register the transfer of or exchange any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.

SECTION 3.6. Mutilated, Destroyed, Lost and Stolen Securities.

      If any mutilated Security is surrendered to the Trustee, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security of the same series and of like tenor and principal amount and bearing a number not contemporaneously outstanding.

      If there shall be delivered to the Company and the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Security and (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and upon its written request the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security, a new Security of the same series and of like tenor and principal amount and bearing a number not contemporaneously outstanding.

      In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security.

      Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

      Every new Security of any series issued pursuant to this Section in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of that series duly issued hereunder.

      The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

SECTION 3.7. Payment of Interest; Interest Rights Preserved.

      Interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest.

      Interest on any Security of any series which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in clause (1) or (2) below:

            (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security of such series and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this Clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder of Securities of such series at his address as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following clause (2).

            (2) The Company may make payment of any Defaulted Interest on the Securities of any series in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, and upon such notice as may be required by such exchange, if, after written notice given by the Company to the Trustee of the proposed payment pursuant to this Clause, such manner of payment shall be deemed practicable by the Trustee in its sole discretion.

      Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

      For the purposes of determining the Holders who are entitled to participate in any distribution on the Securities in respect of which a Regular Record Date or a Special Record Date is not otherwise provided for in this Indenture, or for the purpose of any other action (unless provided for pursuant to Section 3.1), the Company may from time to time fix a date, not more than 90 days prior to the date of the payment of distribution or other action, as the case may be, as a record date for the determination of the identity of the Holders of record for such purposes.

SECTION 3.8. Persons Deemed Owners.

      The Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name any Security is registered as the owner of such Security for the purpose of receiving payment of principal of (and premium, if any) and (subject to Section 3.7) interest on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

SECTION 3.9. Cancellation.

      All Securities surrendered for payment, redemption, registration of transfer or exchange or for credit against any sinking fund payment shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly cancelled by it. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Securities so delivered shall be promptly cancelled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities cancelled as provided in this Section, except as expressly permitted by this Indenture. Unless otherwise directed by a Company Order, delivery of which must be delivered in a timely manner to prevent such destruction, all cancelled Securities held by the Trustee shall be destroyed by it, and the Trustee shall deliver a certificate of such destruction to the Company.

SECTION 3.10. Interest.

      (a) Each Security will bear interest at the rate established for the series of Securities of which such Security is a part pursuant to Section 3.1 (the "Coupon Rate") from and including the original date of issuance of such Security until the principal thereof becomes due and payable, and on any overdue principal and (to the extent that payment of such interest is enforceable under applicable law) on any overdue installment of interest at the Coupon Rate, compounded quarterly, payable (subject to the provisions of Article Four) quarterly in arrears on March 31, June 30, September 30 and December 31 of each year (or in such other periodic installments on such other dates established as payment dates for the series of Securities of which such Security is a part pursuant to Section 3.1) (each, an "Interest Payment Date") commencing on the date established for the series of Securities of which such Security is a part pursuant to Section 3.1, to the Person in whose name such Security or any Predecessor Security is registered, at the close of business on the Regular Record Date for such interest installment, which, in respect of any Securities of which the Institutional Trustee of any Travelers Trust is the Holder or a Global Security, shall be the close of business on the Business Day next preceding that Interest Payment Date. Notwithstanding the foregoing sentence, if the Preferred Securities of a Travelers Trust are no longer in book-entry only form or, except if the Securities originally issued to such Travelers Trust are held by the Institutional Trustee of such Travelers Trust, the Securities of any series are not represented by a Global Security, the Company may select a Regular Record Date for such interest installment on such series of Securities which shall be any date more than 14 days but less than 60 days before an Interest Payment Date.

      (b) The amount of interest payable for any period will be computed on the basis of a 360-day year of twelve 30-day months and will include the first day but exclude the last day of such period. Except as provided in the following sentence, the amount of interest payable for any period shorter than a full quarterly period for which interest is computed, will be computed on the basis of the actual number of days elapsed in each 30-day month. In the event that any date on which interest is payable on the Securities of any series is not a Business Day, then payment of interest payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay), except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date.

      (c) If, at any time while the Institutional Trustee of a Travelers Trust is the Holder of Securities of any series, such Travelers Trust or such Institutional Trustee is required to pay any taxes, duties, assessments or governmental charges of whatever nature (other than withholding taxes) imposed by the United States, or any other taxing authority, then, in any case, the Company will pay as additional interest ("Additional Interest") on the Securities of such series, such additional amounts as shall be required so that the net amounts received and retained by such Travelers Trust and/or such Institutional Trustee, as the case may be, after paying such taxes, duties, assessments or other governmental charges will be equal to the amounts such Travelers Trust and/or such Institutional Trustee, as the case may be, would have received had no such taxes, duties, assessments or other government charges been imposed.

SECTION 3.11. Form and Payment.

      Except as provided in Section 3.12, the Securities of each series shall be issued in fully registered certificated form without interest coupons. Principal and interest on the Securities issued in certificated form will be payable, the transfer of such Securities will be registrable, and such Securities will be exchangeable, for Securities of the same series bearing identical terms and provisions at the office or agency of the Trustee; provided, however, that payment of interest may be made at the option of the Company by check mailed to the Holders of such Securities at such address as shall appear in the Security Register. Notwithstanding the foregoing, so long as the Holder of all Securities of any series is the Institutional Trustee of any Travelers Trust, the payment of the principal of and interest (including Compounded Interest and

Additional Interest, if any) on Securities of such series will be made at such place and to such account as may be designated by the Institutional Trustee.

SECTION 3.12. Global Securities.

            (a) In connection with a Dissolution Event with respect to any Travelers Trust,

            (i) the Securities in non book-entry certificated form held by such Travelers Trust, or its Institutional Trustee, will be presented to the Trustee by the Institutional Trustee of such Travelers Trust in exchange for a Global Security in an aggregate principal amount equal to the aggregate principal amount of all outstanding Securities of the series issued to such Travelers Trust, to be registered in the name of the Depositary, or its nominee, and delivered by the Trustee to the Depositary for crediting to the accounts of its participants pursuant to the instructions of the Regular Trustees of the relevant Travelers Trust. The Company upon any such presentation shall execute a Global Security in such aggregate principal amount and deliver the same to the Trustee for authentication and delivery in accordance with this Indenture. Payments on any Securities issued as a Global Security will be made to the Depositary; and

            (ii) if any Preferred Securities of a Travelers Trust are held in non book-entry certificated form, the Securities in non book-entry certificated form held by such Travelers Trust, or its Institutional Trustee, may be presented to the Trustee by the Institutional Trustee of such Travelers Trust and any Preferred Security Certificate which represents Preferred Securities of such Travelers Trust other than Preferred Securities held by the Depositary or its nominee ("Non Book-Entry Preferred Securities") will be deemed to represent Securities presented to the Trustee by such Institutional Trustee having an aggregate principal amount equal to the aggregate liquidation amount of the Non Book-Entry Preferred Securities until such Preferred Security Certificates are presented to the Security Registrar for transfer or reissuance at which time such Preferred Security Certificates will be cancelled and a Security, registered in the name of the holder of the Preferred Security Certificate or the transferee of the holder of such Preferred Security Certificate, as the case may be, with an aggregate principal amount equal to the aggregate liquidation amount of the Preferred Security Certificate cancelled, will be executed by the Company and delivered to the Trustee for authentication and delivery in accordance with this Indenture. On issue of such Securities, Securities with an equivalent aggregate principal amount that were presented by the Institutional Trustee to the Trustee will be deemed to have been cancelled.

            (b) A Global Security may be transferred, in whole but not in part, only to another nominee of the Depositary, or to a successor Depositary selected or approved by the Company or to a nominee of such successor Depositary.

            (c) If at any time the Depositary notifies the Company that it is unwilling or unable to continue as Depositary for any series of Securities or if at any time the Depositary for such series shall no longer be registered or in good standing under the Exchange Act, or other applicable statute or regulation, and a successor Depositary for such series is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such condition, as the case may be, the Company will execute, and, subject to this Article III, the Trustee, upon written notice from the Company, will authenticate and deliver the Securities of such series in definitive registered form without coupons, in authorized denominations, and in an aggregate principal amount equal to the principal amount of the Global Security in exchange for such Global Security. In addition, the Company may at any time determine that the Securities of any series shall no longer be represented by a Global Security. In such event the Company will execute, and subject to Section 3.5, the Trustee, upon receipt of an Officers Certificate evidencing such determination by the Company, will authenticate and deliver the Securities of such series in definitive registered form without coupons, in authorized denominations, and in an aggregate principal amount equal to the principal amount of the Global Security for such series in exchange for such Global Security. Upon the exchange of the Global Security for such Securities in definitive registered form without coupons, in authorized denominations, the Global Security shall be cancelled by the Trustee. Such Securities in definitive registered form issued in exchange for the Global Security shall be registered in such names and in such authorized denominations as the Depositary, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee. The Trustee shall deliver such Securities to the Depositary, for delivery to the Persons in whose names such Securities are so registered.

                                   ARTICLE IV

                     SATISFACTION AND DISCHARGE; DEFEASANCE

SECTION 4.1. Satisfaction and Discharge of Indenture.

      This Indenture shall upon Company Request cease to be of further effect (except as to any surviving rights of registration of transfer or exchange of Securities herein expressly provided for), and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

      (1) either

            (A) all Securities theretofore authenticated and delivered (other than (i) Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 3.6 and (ii) Securities for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 10.3) have been delivered to the Trustee for cancellation; or

            (B) all such Securities not theretofore delivered to the Trustee for cancellation

                  (i) have become due and payable, or

                  (ii) will become due and payable at their Stated Maturity
            within one year, or

                  (iii) are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company,

            and the Company, in the case of (i), (ii) or (iii) above, has deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose an amount sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal (and premium, if any) and interest to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

            (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

            (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

      Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 6.7, the Company's obligation to pay the expenses of any Travelers Trust under Section 10.6 (except upon the application of subclauses 1(A) or 1(B)(i) above), the obligations of the Trustee to any Authenticating Agent under Section 6.14, and, if money shall have been deposited with the Trustee pursuant to subclause (B) of clause (1) of this Section, the obligations of the Trustee under Section 4.2 and the last paragraph of Section 10.3 shall survive.

SECTION 4.2. Defeasance and Discharge.

      The following provisions shall apply to the Securities of each series unless specifically otherwise provided in a Board Resolution, Officers' Certificate or indenture supplemental hereto provided pursuant to Section 3.1. In addition to discharge of this Indenture pursuant to Sections 4.1 and 4.3, in the case of any series of Securities with respect to which an amount sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal (and premium, if any) and interest, as certified pursuant to subparagraph (a) of Section 4.4 can be determined at the time of making the deposit referred to in such subparagraph
(a), the Company shall be deemed to have paid and discharged the entire indebtedness on all the Securities of such a series as provided in this Section on and after the date the conditions set forth in Section 4.4 are satisfied, and the provisions of this Indenture with respect to the Securities of such series shall no longer be in effect (except as to (i) rights of registration of transfer and exchange of Securities of such series, (ii) substitution of mutilated, defaced, destroyed, lost or stolen Securities of such series, (iii) rights of Holders of Securities of such series to receive, solely from the trust fund described in subparagraph (a) of Section 4.4, payments of principal thereof and interest, if any, thereon upon the original stated due dates therefor (but not upon acceleration), and remaining rights of the Holders of Securities of such series to receive mandatory sinking fund payments, if any, (iv) the rights, obligations, duties and immunities of the Trustee hereunder, (v) this Section 4.2, (vi) the rights of the Holders of Securities of such series as beneficiaries hereof with respect to the property so deposited with the Trustee payable to all or any of them) and (vii) the Company's obligation to pay the expenses of any Travelers Trust under Section 10.6) (hereinafter called "Defeasance"), and the Trustee at the cost and expense of the Company, shall execute proper instruments acknowledging the same.

SECTION 4.3. Covenant Defeasance.

      In the case of any series of Securities with respect to which an amount sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal (and premium, if any) and interest, as certified pursuant to subparagraph (a) of
Section 4.4 can be determined at the time of making the deposit referred to in such subparagraph (a), (i) the Company shall be released from its obligations under any covenants specified in or pursuant to this Indenture (except as to (A) rights of registration of transfer and exchange of Securities of such series,
(B) substitution of mutilated, defaced, destroyed, lost or stolen Securities of such series, (C) rights of Holders of Securities of such series to receive, from the Company pursuant to Section 10.1, payments of principal thereof and interest, if any, thereon upon the original stated due dates therefor (but not upon acceleration), the Holders of Securities of such series to receive mandatory sinking fund payments, if any, (D) the rights, obligations, duties and immunities of the Trustee hereunder, (E) the rights of the Holders of Securities of such series as beneficiaries hereof with respect to the property so deposited with the Trustee payable to all or any of them and (F) the Company's obligation to pay the expenses of any Travelers Trust under Section 10.6), and (ii) the occurrence of any event specified in Sections 5.1(4) (with respect to any of the covenants specified in or pursuant to this Indenture) and 5.1(8) shall be deemed not to be or result in an Event of Default, in each case with respect to the Outstanding Securities of such series as provided in this Section on and after the date the conditions set forth in Section 4.4 are satisfied (hereinafter called "Covenant Defeasance"), and the Trustee, at the cost and expense of the Company, shall execute proper instruments acknowledging the same. For this purpose, such Covenant Defeasance means that the Company may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such covenant (to the extent so specified in the case of Section 5.1(4)), whether directly or indirectly by reason of any reference elsewhere herein to any such covenant or by reason of any reference in any such covenant to any other provision herein or in any other document, but the remainder of this Indenture and the Securities of such series shall be unaffected thereby.

SECTION 4.4. Conditions to Defeasance or Covenant Defeasance.

      The following shall be the conditions to application of either Section 4.2 or 4.3 to the Outstanding Securities:

            (a) with reference to Section 4.2 or 4.3, the Company has irrevocably deposited or caused to be irrevocably deposited with the Trustee as funds in trust, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of Securities of such series (i) cash in an amount, or (ii) direct obligations of the United States of America, backed by its full faith and credit ("U.S. Government Obligations"), maturing as to principal and interest, if any, at such times and in such amounts as will insure the availability of cash, or
      (iii) a combination thereof, in each case sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge (A) the principal of and interest, if any, on all Securities of such series on each date that such principal or interest, if any, is due and payable, and (B) any mandatory sinking fund payments on the dates on which such payments are due and payable in accordance with the terms of this Indenture and the Securities of such series;

            (b) in the case of Defeasance under Section 4.2, the Company has delivered to the Trustee an Opinion of Counsel based on the fact that (x) the Company has received from, or there has been published by, the Internal Revenue Service a ruling or (y), since the date hereof, there has been a change in the applicable United States federal income tax law, in either case to the effect that, and such opinion shall confirm that, the Holders of the Securities of such series will not recognize income, gain or loss for United States federal income tax purposes as a result of such deposit, Defeasance and discharge and will be subject to United States federal income tax on the same amount and in the same manner and at the same times, as would have been the case if such deposit, Defeasance and discharge had not occurred;

            (c) in the case of Covenant Defeasance under Section 4.3, the Company has delivered to the Trustee an Opinion of Counsel to the effect that, and such opinion shall confirm that, the Holders of the Securities of such series will not recognize income, gain or loss for United States federal income tax purposes as a result of such deposit and Covenant Defeasance and will be subject to United States federal income tax on the same amount and in the same manner and at the same times, as would have been the case if such deposit and Covenant Defeasance had not occurred;

            (d) such Defeasance or Covenant Defeasance will not result in a breach or violation of, or constitute a default under, any agreement or instrument to which the Company is a party or by which it is bound; and

            (e) the Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent contemplated by this provision have been complied with.

SECTION 4.5. Application of Trust Money.

      Subject to the provisions of the last paragraph of Section 10.3, all money and U.S. Government Obligations deposited with the Trustee pursuant to Section
4.4 shall be held in trust, and such money and all money from such U.S. Government Obligations shall be applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal (and premium, if any) and interest for whose payment such money and U.S. Government Obligations has been deposited with the Trustee.

SECTION 4.6. Indemnity for U.S. Government Obligations.

      The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the U.S. Government Obligations deposited pursuant to Section 4.4 or the principal or interest received in respect of such obligations other than any such tax, fee or other charge that by law is for the account of the Holders of Outstanding Securities.

                                    ARTICLE V

                                    REMEDIES

SECTION 5.1. Events of Default.

      "Event of Default," wherever used herein with respect to Securities of any series, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

            (1) default in the payment of interest upon any Security of that series when it becomes due and payable, and continuance of such default for a period of 30 days; it being understood that the occurrence of an Extended Interest Payment Period in accordance with the terms of such Security will not constitute such a default; or

            (2) default in the payment of the principal of (or premium, if any, on) any Security of that series at its Maturity; or

            (3) default in the deposit of any sinking fund payment, when and as due by the terms of a Security of that series; or

            (4) default in the performance, or breach, of any covenant or warranty of the Company in this Indenture (other than a covenant or warranty a default in whose performance or whose breach is elsewhere in this Section specifically dealt with or which has expressly been included in this Indenture solely for the benefit of Securities of any series other than that series), and continuance of such default or breach for a period of 90 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities of that series a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

            (5) the entry by a court having jurisdiction in the premises of (A) a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or (B) a decree or order adjudging the Company a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company under any applicable Federal or State law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 90 consecutive days; or

            (6) the commencement by the Company of a voluntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Company or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company in furtherance of any such action; or

            (7) in the event Securities of a series are issued and sold to a Travelers Trust or a trustee of such trust in connection with the issuance of Trust Securities by such Travelers Trust, such Travelers Trust shall have voluntarily or involuntarily dissolved, wound-up its business or otherwise terminated its existence except in connection with (i) the distribution of Securities to holders of Trust Securities in liquidation or redemption of their interests in such Travelers Trust upon a Special Event with respect to such Travelers Trust, (ii) the redemption of all of the outstanding Trust Securities of such Travelers Trust or (iii) certain mergers, consolidations or amalgamations, each as permitted by the Declaration of such Travelers Trust; or

            (8) any other Event of Default provided with respect to Securities of that series.

SECTION 5.2. Acceleration of Maturity; Rescission and Annulment.

      If an Event of Default with respect to Securities of any series at the time Outstanding occurs and is continuing, then in every such case the Trustee, if the Trustee has actual knowledge thereof, or the Holders of not less than 25% in principal amount of the Outstanding Securities of that series may, but shall not be obligated to, declare the principal amount of all of the Securities of that series to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Holders), and upon any such declaration such principal amount (or specified amount) shall become immediately due and payable.

      At any time after such a declaration of acceleration with respect to Securities of any series has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of Securities representing a majority in principal amount of the Outstanding Securities of that series, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if

            (1) the Company has paid or deposited with the Trustee a sum sufficient to pay

                  (A) all overdue interest on all Securities of that series,

                  (B) the principal of (and premium, if any, on) any Securities of that series which have become due otherwise than by such declaration of acceleration and interest thereon at the rate or rates prescribed therefor in such Securities,

                  (C) all overdue sinking fund payments with respect to
            Securities of that series and interest thereon at the rate or rates prescribed therefor in such Securities;

                  (D) to the extent that payment of such interest is lawful, interest upon overdue interest at the rate or rates prescribed therefor in such Securities, and

                  (E) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel (including reasonable legal fees and expenses);

      and

            (2) all Events of Default with respect to Securities of that series, other than the non-payment of the principal of Securities of that series which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 5.13.

No such rescission shall affect any subsequent default or impair any right consequent thereon.

SECTION 5.3. Collection of Indebtedness and Suits for Enforcement by Trustee.

      The Company covenants that if

            (1) default is made in the payment of any interest on any Security when such interest becomes due and payable and such default continues for a period of 30 days, or

            (2) default is made in the payment of the principal of (or premium, if any, on) any Security at the Maturity thereof, or

            (3) default is made in the deposit of any sinking fund payment, when and as due by the terms of a Security of any series;

the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal (and premium, if any) and interest and for any sinking fund payment and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal (and premium, if any), on any overdue interest and on any overdue sinking fund payment, at the rate or rates prescribed therefor in such Securities, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

      If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due unpaid, may, in its discretion, prosecute such proceeding to judgment or final decree and may enforce the same against the Company or any other obligor upon such Securities and collect the monies adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon such Securities, wherever situated.

      If an Event of Default, of which a Responsible Officer of the Trustee has actual knowledge, with respect to Securities of any series occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities of such series by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

SECTION 5.4. Trustee May File Proofs of Claim.

      In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor upon the Securities or the property of the Company or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of any of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal or interest or any sinking fund payment) shall be entitled and empowered, by intervention in such proceeding or otherwise,

            (i) to file and prove a claim for the whole amount of principal (and premium, if any), and interest and sinking fund payments owing and unpaid in respect of the Securities and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Holders allowed in such judicial proceeding, and

            (ii) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 6.7.

      Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of an Holder in any such proceeding.

SECTION 5.5. Trustee May Enforce Claims Without Possession of Securities.

      All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

SECTION 5.6. Application of Money Collected.

      Subject to Article Fourteen, any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal (or premium, if any), interest or sinking fund payments, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

            FIRST: To the payment of all amounts due the Trustee under Section 6.7; and

            SECOND: To the payment of the amounts then due and unpaid for principal of (and premium, if any), and interest on, and sinking fund payments with respect to, the Securities in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal (and premium, it any), and interest and sinking fund payments, respectively.

SECTION 5.7. Limitation on Suits.

      No Holder of any Security of any series shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

            (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to the Securities of that series;

            (2) the Holders of not less than 25% in principal amount of the Outstanding Securities of that series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

            (3) such Holder or Holders have offered to the Trustee indemnity, reasonably satisfactory to the Trustee, against the costs, expenses (including reasonable legal fees and expenses) and liabilities to be incurred in compliance with such request;

            (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

            (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of all Outstanding Securities of that series;

it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other of such Holders, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all of such Holders.

SECTION 5.8. Unconditional Right of Holders to Receive Principal, Premium and Interest.

      Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of (and premium, if any) and (subject to Section 3.7) interest on such Security on the Stated Maturity or Maturities expressed in such Security (or, in the case of redemption, on the Redemption Date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

SECTION 5.9. Restoration of Rights and Remedies.

      If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

SECTION 5.10. Rights and Remedies Cumulative.

      Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section 3.6, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

SECTION 5.11. Delay or Omission Not Waiver.

      No delay or omission of the Trustee or of any Holder of any Securities to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

SECTION 5.12. Control by Holders.

      The Holders of a majority in principal amount of the Outstanding Securities of any series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to the Securities of such series, provided that

            (1) such direction shall not be in conflict with any rule of law or with this Indenture, and

            (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

SECTION 5.13. Waiver of Past Defaults.

      The Holders of not less than a majority in principal amount of the Outstanding Securities of any series may on behalf of the Holders of all the Securities of such series waive any past default hereunder with respect to the Securities of such series and its consequences, except a default

            (1) in the payment of the principal of (or premium, if any), or interest on, any Security of such series, or in the payment of any sinking fund installment with respect to the Securities, or

            (2) in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Security of such series affected;

provided, however, that if the Securities of such series are held by a Travelers Trust or a trustee of such trust, such waiver or modification to such waiver shall not be effective until the holders of Trust Securities representing a majority in liquidation preference of Trust Securities of the applicable Travelers Trust shall have consented to such waiver or modification to such waiver; provided further, that if the consent of the Holder of each Outstanding Securities is required, such waiver shall not be effective until each holder of the Trust Securities of the applicable Travelers Trust shall have consented to such waiver.

      Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon.

SECTION 5.14. Undertaking for Costs.

      All parties to this Indenture agree, and each Holder of any Security by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Company, to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in principal amount of the Outstanding Securities of any series, or to any suit instituted by any Holder for the enforcement of the payment of the principal of (or premium, if any) or interest on any Security on or after the Stated Maturity or Maturities expressed in such Security (or, in the case of redemption, on or after the Redemption Date).

                                   ARTICLE VI

                                   THE TRUSTEE

SECTION 6.1. Certain Duties and Responsibilities.

      (a) Except during the continuance of an Event of Default;

            (1) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

            (2) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture.

      (b) In case an Event of Default with respect to any series of Securities, of which a Responsible Officer of the Trustee has actual knowledge, has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.


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

      (c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own wilful misconduct, except that

            (1) this subsection shall not be construed to limit the effect of subsection (a) of this Section;

            (2) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

            (3) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of a majority in principal amount of the Outstanding Securities of any series determined as provided in Section 5.12, relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture with respect to the Securities of such series; and

            (4) no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or indemnity, reasonably satisfactory to it, against such risk or liability is not reasonably assured to it.

            (d) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

SECTION 6.2. Notice of Defaults.

      Within 90 days after the occurrence of any default hereunder with respect to Securities of any series, the Trustee shall transmit by mail to all Holders of Securities of such series, as their names and addresses appear in the Security Register, notice of such default hereunder actually known to a Responsible Officer of the Trustee, unless such default shall have been cured or waived; provided that, except in the case of a default in the payment of the principal of (or premium, if any) or interest on any Security of such series or in the payment of any sinking fund installment with respect to Securities of such series, the Trustee shall be protected in withholding such notice if and so long as a Responsible Officer of the Trustee in good faith determines that the withholding of such notice is in the interest of the Holders of Securities of such series; and provided, further, that in the case of any default of the character specified in Section 5.1(4) with respect to Securities of such series, no such notice to Holders shall be given until at least 30 days after the occurrence thereof. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default with respect to Securities of such series.

SECTION 6.3. Certain Rights of Trustee.

      Subject to the provisions of Section 6.1:

            (a) the Trustee may conclusively rely and shall be fully protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

            (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order, and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

            (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, conclusively rely upon an Officers' Certificate;

            (d) the Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

            (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee security or indemnity, reasonably satisfactory to it, against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

            (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney; and

            (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder.

SECTION 6.4. Not Responsible for Recitals or Issuance of Securities.


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

      The recitals contained herein and in the Securities, except the Trustee's certificates of authentication, shall be taken as the statements of the Company, and the Trustee or any Authenticating Agent assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities. The Trustee or any Authenticating Agent shall not be accountable for the use or application by the Company of Securities or the proceeds thereof.

SECTION 6.5. May Hold Securities.

      The Trustee, any Authenticating Agent, any Paying Agent, any Security Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections
6.8 and 6.13, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Security Registrar or such other agent.

SECTION 6.6. Money Held in Trust.

      Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Company.

SECTION 6.7. Compensation and Reimbursement.

      The Company agrees

            (1) to pay to the Trustee from time to time such reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

            (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents, nominees, custodians and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

            (3) to indemnify the Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

      As security for the performance of the obligations of the Company under this Section, the Trustee shall have a lien prior to the Securities upon all property and funds held or collected by the Trustee as such, except funds held in trust for the benefit of Holders of particular Securities. The obligations of the Company under this Section shall survive the satisfaction and discharge of this Indenture.

SECTION 6.8. Disqualification; Conflicting Interests.

      (a) If the Trustee has or shall acquire any conflicting interest, as defined in this Section, with respect to the Securities of any series, it shall, within 90 days after a Responsible Officer of the Trustee ascertains that it has such conflicting interest, either eliminate such conflicting interest or resign with respect to the Securities of that series in the manner and with the effect hereinafter specified in this Article.

      (b) In the event that the Trustee shall fail to comply with the provisions of subsection (a) of this Section with respect to the Securities of any series, the Trustee shall, within 10 days after the expiration of such 90-day period, transmit by mail to all Holders of Securities of that series, as their names and addresses appear in the Security Register, notice of such failure.

      (c) For the purposes of this Section, the Trustee shall be deemed to have a conflicting interest with respect to the Securities of any series if:

            (1) the Trustee is trustee under this Indenture with respect to the Outstanding Securities of any series other than that series or is trustee under another indenture under which any other securities, or certificates of interest or participation in any other securities, of the Company are outstanding, unless such other indenture is a collateral trust indenture under which the only collateral consists of Securities issued under this Indenture, provided that there shall be excluded from the operation of this paragraph this Indenture with respect to the Securities of any series other than that series or any indenture or indentures under which other securities, or certificates of interest or participation in other securities, of the Company are outstanding, if

                  (i) this Indenture and such other indenture or indentures are wholly unsecured and such other indenture or indentures are hereafter qualified under the Trust Indenture Act, unless the Commission shall have found and declared by order pursuant to
            Section 305(b) or Section 307(c) of the Trust Indenture Act that differences exist between the provisions of this Indenture with respect to Securities of that series and one or more other series or the provisions of such other indenture or indentures which are so likely to involve a material conflict of interest as to make it necessary in the public interest or for the protection of investors to disqualify the Trustee from acting as such under this Indenture with respect to the Securities of that series and such other series or under such other indenture or indentures, or

                  (ii) the Company shall have sustained the burden of proving, on application to the Commission and after opportunity for hearing thereon, that trusteeship under this Indenture with respect to the Securities of that series and such other series or such other indenture or indentures is not so likely to involve a material conflict of interest as to make it necessary in the public interest or for the protection of investors to disqualify the Trustee from acting as such under this Indenture with respect to the Securities of that series and such other series or under such other indenture or indentures;

            (2) the Trustee or any of its directors or executive officers is an obligor upon the Securities or an underwriter for the Company;

            (3) the Trustee directly or indirectly controls or is directly or indirectly controlled by or is under direct or indirect common control with the Company or an underwriter for the Company;

            (4) the Trustee or any of its directors or executive officers is a director, officer, partner, employee, appointee or representative of the Company, or of an underwriter (other than the Trustee itself) for the Company who is currently engaged in the business of underwriting, except that (i) one individual may be a director or an executive officer, or both, of the Trustee and a director or an executive officer, or both, of the Company but may not be at the same time an executive officer of both the Trustee and the Company; (ii) if and so long as the number of directors of the Trustee in office is more than nine, one additional individual may be a director or an executive officer, or both, of the Trustee and a director of the Company; and (iii) the Trustee may be designated by the Company or by any underwriter for the Company to act in the capacity of transfer agent, registrar, custodian, paying agent, fiscal agent, escrow agent or depositary, or in any other similar capacity, or, subject to the provisions of paragraph (1) of this subsection, to act as trustee, whether under an indenture or otherwise;

            (5) 10% or more of the voting securities of the Trustee is beneficially owned either by the Company or by any director, partner or executive officer thereof, or 20% or more of such voting securities is beneficially owned, collectively, by any two or more of such persons; or 10% or more of the voting securities of the Trustee is beneficially owned either by an underwriter for the Company or by any director, partner or executive officer thereof, or is beneficially owned, collectively, by any two or more such persons;

            (6) the Trustee is the beneficial owner of, or holds as collateral security for an obligation which is in default (as hereinafter in this subsection defined), (i) 5% or more of the voting securities, or 10% or more of any other class of security, of the Company not including the Securities issued under this Indenture and securities issued under any other indenture under which the Trustee is also trustee, or (ii) 10% or more of any class of security of an underwriter for the Company;

            (7) the Trustee is the beneficial owner of, or holds as collateral security for an obligation which is in default (as hereinafter in this subsection defined), 5% or more of the voting securities of any person who, to the actual knowledge of a Responsible Officer of the Trustee, owns 10% or more of the voting securities of, or controls directly or indirectly or is under direct or indirect common control with, the Company;

            (8) the Trustee is the beneficial owner of, or holds as collateral security for an obligation which is in default (as hereinafter in this subsection defined), 10% or more of any class of security of any person who, to the actual knowledge of a Responsible Officer of the Trustee, owns 50% or more of the voting securities of the Company; or

            (9) the Trustee owns, on May 15 in any calendar year, in the capacity of executor, administrator, testamentary or inter vivos trustee, guardian, committee or conservator, or in any other similar capacity, an aggregate of 25% or more of the voting securities, or of any class of security, of any person, the beneficial ownership of a specified percentage of which would have constituted a conflicting interest under paragraph (6), (7) or (8) of this subsection. As to any such securities of which the Trustee acquired ownership through becoming executor, administrator or testamentary trustee of an estate which included them, the provisions of the preceding sentence shall not apply, for a period of two years from the date of such acquisition, to the extent that such securities included in such estate do not exceed 25% of such voting securities or 25% of any such class of security. Promptly after May 15 in each calendar year, the Trustee shall make a check of its holdings of such securities in any of the above-mentioned capacities as of such May 15. If the Company fails to make payment in full of the principal of (or premium, if any) or interest on any of the Securities when and as the same becomes due and payable, and such failure continues for 30 days thereafter, the Trustee shall make a prompt check of its holdings of such securities in any of the above-mentioned capacities as of the date of the expiration of such 30-day period, and after such date, notwithstanding the foregoing provisions of this paragraph, all such securities so held by the Trustee, with sole or joint control over such securities vested in it, shall, but only so long as such failure shall continue, be considered as though beneficially owned by the Trustee for the purposes of paragraphs (6), (7) and (8) of this subsection.

      The specification of percentages in paragraphs (5) to (9), inclusive, of this subsection shall not be construed as indicating that the ownership of such percentages of the securities of a person is or is not necessary or sufficient to constitute direct or indirect control for the purposes of paragraph (3) or
(7) of this subsection.

      For the purposes of paragraphs (6), (7), (8) and (9) of this subsection only, (i) the terms "security" and "securities" shall include only such securities as are generally known as corporate securities, but shall not include any note or other evidence of indebtedness issued to evidence an obligation to repay monies lent to a person by one or more banks, trust companies or banking firms, or any certificate of interest or participation in any such note or evidence of indebtedness; (ii) an obligation shall be deemed to be "in default" when a default in payment of principal shall have continued for 30 days or more and shall not have been cured; and (iii) the Trustee shall not be deemed to be the owner or holder of (A) any security which it holds as collateral security, as trustee or otherwise, for an obligation which is not in default as defined in clause (ii) above, or (B) any security which it holds as collateral security under this Indenture, irrespective of any default hereunder, or (C) any security which it holds as agent for collection, or as custodian, escrow agent or depositary, or in any similar representative capacity.

      (d) For the purposes of this Section:

            (1) The term "underwriter," when used with reference to the Company, means every person who, within three years prior to the time as of which the determination is made, has purchased from the Company with a view to, or has offered or sold for the Company in connection with, the distribution of any security of the Company outstanding at such time, or has participated or has had a direct or indirect participation in any such undertaking, or has participated or has had a participation in the direct or indirect underwriting of any such undertaking, but such term shall not include a person whose interest was limited to a commission from an underwriter or dealer not in excess of the usual and customary distributors' or sellers' commission.

            (2) The term "director" means any director of a corporation or any individual performing similar functions with respect to any organization, whether incorporated or unincorporated.

            (3) The term "person" means an individual, a corporation, a partnership. an association, a joint-stock company, a trust, an unincorporated organization or a government or political subdivision thereof. As used in this paragraph, the term "trust" shall include only a trust where the interest or interests of the beneficiary or beneficiaries are evidenced by a security.

            (4) The term "voting security" means any security presently entitling the owner or holder thereof to vote in the direction or management of the affairs of a person, or any security issued under or pursuant to any trust, agreement or arrangement whereby a trustee or trustees or agent or agents for the owner or holder of such security are presently entitled to vote in the direction or management of the affairs of a person.

            (5) The term "Company" means any obligor upon the Securities.

            (6) The term "executive officer" means the president, every vice president, every trust officer, the cashier, the secretary and the treasurer of a corporation, and any individual customarily performing similar functions with respect to any organization whether incorporated or unincorporated, but shall not include the chairman of the board of directors.

      (e) The percentages of voting securities and other securities specified in this Section shall be calculated in accordance with the following provisions:

            (1) A specified percentage of the voting securities of the Trustee, the Company or any other person referred to in this Section (each of whom is referred to as a "person" in this paragraph) means such amount of the outstanding voting securities of such person as entitles the holder or holders thereof to cast such specified percentage of the aggregate votes which the holders of all the outstanding voting securities of such person are entitled to cast in the direction or management of the affairs of such person.

            (2) A specified percentage of a class of securities of a person means such percentage of the aggregate amount of securities of the class outstanding.

            (3) The term "amount," when used in regard to securities, means the principal amount if relating to evidences of indebtedness, the number of shares if relating to capital shares and the number of units if relating to any other kind of security.

            (4) The term "outstanding" means issued and not held by or for the account of the issuer. The following securities shall not be deemed outstanding within the meaning of this definition:

                  (i) securities of an issuer held in a sinking fund relating to securities of the issuer of the same class;

                  (ii) securities of an issuer held in a sinking fund relating to another class of securities of the issuer, if the obligation evidenced by such other class of securities is not in default as to principal or interest or otherwise;

                  (iii) securities pledged by the issuer thereof as security for an obligation of the issuer not in default as to principal or interest or otherwise; and

                  (iv) securities held in escrow if placed in escrow by the
            issuer thereof;

      provided that any voting securities of an issuer shall be deemed outstanding if any person other than the issuer is entitled to exercise the voting rights thereof.

            (5) A security shall be deemed to be of the same class as another security if both securities confer upon the holder or holders thereof substantially the same rights and privileges; provided that, in the case of secured evidences of indebtedness, all of which are issued under a single indenture, differences in the interest rates or maturity dates of various series thereof shall not be deemed sufficient to constitute such series different classes and provided further that, in the case of unsecured evidences of indebtedness, differences in the interest rates or maturity dates thereof shall not be deemed sufficient to constitute them securities of different classes, whether or not they are issued under a single indenture.

SECTION 6.9. Corporate Trustee Required; Eligibility.

      There shall at all times be a Trustee hereunder which shall be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by Federal or State authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of said supervision or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

SECTION 6.10. Resignation and Removal; Appointment of Successor.

      (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 6.11.

      (b) The Trustee may resign at any time with respect to the Securities of one or more series by giving written notice thereof to the Company. If the instrument of acceptance by a successor Trustee required by Section 6.11 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

      (c) The Trustee may be removed at any time with respect to the Securities of any series by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series, delivered to the Trustee and to the Company.

      (d) If at any time:

            (1) the Trustee shall fail to comply with Section 6.8(a) after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months, or

            (2) the Trustee shall cease to be eligible under Section 6.9 and shall fail to resign after written request therefor by the Company or by any such Holder, or

            (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Company, by a Board Resolution, may remove the Trustee with respect to all Securities, or (ii) subject to Section 5.14, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Securities and the appointment of a successor Trustee or Trustees.

      (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, with respect to the Securities of one or more series, the Company, by a Board Resolution, shall promptly appoint a successor Trustee or Trustees with respect to the Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Securities of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Securities of any particular series) and shall comply with the applicable requirements of Section 6.11. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Securities of any series shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 6.11, become the successor Trustee with respect to the Securities of such series and to that extent supersede the successor Trustee appointed by the Company. If no successor Trustee with respect to the Securities of any series shall have been so appointed by the Company or the Holders and accepted appointment in the manner required by Section 6.11, any Holder who has been a bona fide Holder of a Security of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

      (f) The Company shall give notice of each resignation and each removal of the Trustee with respect to the Securities of any series and each appointment of a successor Trustee with respect to the Securities of any series by mailing written notice of such event by first-class mail, postage prepaid, to all Holders of Securities of such series as their names and addresses appear in the Security Register. Each notice shall include the name of the successor Trustee with respect to the Securities of such series and the address of its Corporate Trust Office.

SECTION 6.11. Acceptance of Appointment by Successor.

      (a) In case of the appointment hereunder of a successor Trustee with respect to all Securities, every such successor Trustee so appointed shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder.

      (b) In case of the appointment hereunder of a successor Trustee with respect to the Securities of one or more (but not all) series, the Company, the retiring Trustee and each successor Trustee with respect to the Securities of one or more series shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, (2) if the retiring Trustee is not retiring with respect to the Securities of all series for which it is the Trustee hereunder, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and (3) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates; but, on request of the Company or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor Trustee relates.

      (c) Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in paragraph (a) or (b) of this Section, as the case may be.

      (d) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

      (e) The Trustee shall not be liable for the acts or omissions to act of any successor Trustee.

SECTION 6.12. Merger, Conversion, Consolidation or Succession to Business.

      Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to


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

which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

SECTION 6.13. Preferential Collection of Claims Against Company.

      (a) Subject to subsection (b) of this Section, if the Trustee shall be or shall become a creditor, directly or indirectly, secured or unsecured, of the Company within four months prior to a default, as defined in subsection (c) of this Section, or subsequent to such a default, then, unless and until such default shall be cured, the Trustee shall set apart and hold in a special account for the benefit of the Trustee individually, the Holders of the Securities and the holders of other indenture securities, as defined in subsection (c) of this Section:

            (1) an amount equal to any and all reductions in the amount due and owing upon any claim as such creditor in respect of principal or interest, effected after the beginning of such four months' period and valid as against the Company and its other creditors, except any such reduction resulting from the receipt or disposition of any property described in paragraph (2) of this subsection, or from the exercise of any right of set-off which the Trustee could have exercised if a petition in bankruptcy had been filed by or against the Company upon the date of such default; and

            (2) all property received by the Trustee in respect of any claims as such creditor, either as security therefor, or in satisfaction or composition thereof. or otherwise, after the beginning of such four months' period, or an amount equal to the proceeds of any such property, if disposed of, subject, however, to the rights, if any, of the Company and its other creditors in such property or such proceeds.

Nothing herein contained, however, shall affect the right of the Trustee:

            (A) to retain for its own account (i) payments made on account of any such claim by any Person (other than the Company) who is liable thereon, (ii) the proceeds of the bona fide sale of any such claim by the Trustee to a third Person, and (iii) distributions made in cash, securities or other property in respect of claims filed against the Company in bankruptcy or receivership or in proceedings for reorganization pursuant to the Federal Bankruptcy Act or applicable State law;

            (B) to realize, for its own account, upon any property held by it as security for any such claim, if such property was so held prior to the beginning of such four months' period;

            (C) to realize, for its own account, but only to the extent of the claim hereinafter mentioned, upon any property held by it as security for any such claim, if such claim was created after the beginning of such four months' period and such property was received as security therefor simultaneously with the creation thereof, and if the Trustee shall sustain the burden of proving that at the time such property was so received the Trustee had no reasonable cause to believe that a default, as defined in subsection (c) of this Section, would occur within four months; or

            (D) to receive payment on any claim referred to in paragraph (B) or
      (C), against the release of any property held as security for such claim as provided in paragraph (B) or (C), as the case may be, to the extent of the fair value of such property.

      For the purposes of paragraphs (B), (C) and (D), property substituted after the beginning of such four months' period for property held as security at the time of such substitution shall, to the extent of the fair value of the property released, have the same status as the property released, and, to the extent that any claim referred to in any of such paragraphs is created in renewal of or in substitution for or for the purpose of repaying or refunding any pre-existing claim of the Trustee as such creditor, such claim shall have the same status as such pre-existing claim.

      If the Trustee shall be required to account, the funds and property held in such special account and the proceeds thereof shall be apportioned among the Trustee, the Holders and the holders of other indenture securities in such manner that the Trustee, the Holders and the holders of other indenture securities realize, as a result of payments from such special account and payments of dividends on claims filed against the Company in bankruptcy or receivership or in proceedings for reorganization pursuant to the Federal Bankruptcy Act or applicable State law, the same percentage of their respective claims, figured before crediting to the claim of the Trustee anything on account of the receipt by it from the Company of the funds and property in such special account and before crediting to the respective claims of the Trustee and the Holders and the holders of other indenture securities dividends on claims filed against the Company in bankruptcy or receivership or in proceedings for reorganization pursuant to the Federal Bankruptcy Act or applicable State law, but after crediting thereon receipts on account of the indebtedness represented by their respective claims from all sources other than from such dividends and from the funds and property so held in such special account. As used in this paragraph, with respect to any claim, the term "dividends" shall include any distribution with respect to such claim, in bankruptcy or receivership or proceedings for reorganization pursuant to the Federal Bankruptcy Act or applicable State law, whether such distribution is made in cash, securities or other property, but shall not include any such distribution with respect to the secured portion, if any, of such claim. The court in which such bankruptcy, receivership or proceedings for reorganization is pending shall have jurisdiction (i) to apportion among the Trustee, the Holders and the holders of other indenture securities, in accordance with the provisions of this paragraph, the funds and property held in such special account and proceeds thereof, or
(ii) in lieu of such apportionment, in whole or in part, to give to the provisions of this paragraph due consideration in determining the fairness of the distributions to be made to the Trustee and the Holders and the holders of other indenture securities with respect to their respective claims, in which event it shall not be necessary to liquidate or to appraise the value of any securities or other property held in such special account or as security for any such claim, or to make a specific allocation of such distributions as between the secured and unsecured portions of such claims, or otherwise to apply the provisions of this paragraph as a mathematical formula.

      Any Trustee which has resigned or been removed after the beginning of such four months' period shall be subject to the provisions of this subsection as though such resignation or removal had not occurred. If any Trustee has resigned or been removed prior to the beginning of such four months' period, it shall be subject to the provisions of this subsection if and only if the following conditions exist:

            (i) the receipt of property or reduction of claim, which would have given rise to the obligation to account, if such Trustee had continued as Trustee, occurred after the beginning of such four months' period; and

            (ii) such receipt of property or reduction of claim occurred within four months after such resignation or removal.

      (b) There shall be excluded from the operation of subsection (a) of this Section a creditor relationship arising from:

            (1) the ownership or acquisition of securities issued under any indenture, or any security or securities having a maturity of one year or more at the time of acquisition by the Trustee;

            (2) advances authorized by a receivership or bankruptcy court of competent jurisdiction or by this Indenture, for the purpose of preserving any property which shall at any time be subject to the lien of this Indenture or of discharging tax liens or other prior liens or encumbrances thereon, if notice of such advances and of the circumstances surrounding the making thereof is given to the Holders at the time and in the manner provided in this Indenture;

            (3) disbursements made in the ordinary course of business in the capacity of trustee under an indenture, transfer agent, registrar, custodian, paying agent, fiscal agent or depositary, or other similar capacity;

            (4) an indebtedness created as a result of services rendered or premises rented; or an indebtedness created as a result of goods or securities sold in a cash transaction, as defined in subsection (c) of this Section;

            (5) the ownership of stock or of other securities of a corporation organized under the provisions of Section 25(a) of the Federal Reserve Act, as amended, which is directly or indirectly a creditor of the Company; and

            (6) the acquisition, ownership, acceptance or negotiation of any drafts, bills of exchange, acceptances or obligations which fall within the classification of self-liquidating paper, as defined in subsection (c) of this Section.

      (c) For the purposes of this Section only:

            (1) the term "default" means any failure to make payment in full of the principal of or interest on any of the Securities or upon the other indenture securities when and as such principal or interest becomes due and payable;

            (2) the term "other indenture securities" means securities upon which the Company is an obligor outstanding under any other indenture (i) under which the Trustee is also trustee, (ii) which contains provisions substantially similar to the provisions of this Section, and (iii) under which a default exists at the time of the apportionment of the funds and property held in such special account;

            (3) the term "cash transaction" means any transaction in which full payment for goods or securities sold is made within seven days after delivery of the goods or securities in currency or in checks or other orders drawn upon banks or bankers and payable upon demand;

            (4) the term "self-liquidating paper" means any draft, bill of exchange, acceptance or obligation which is made, drawn, negotiated or incurred by the Company for the purpose of financing the purchase, processing, manufacturing, shipment, storage or sale of goods, wares or merchandise and which is secured by documents evidencing title to, possession of, or a lien upon, the goods, wares or merchandise or the receivables or proceeds arising from the sale of the goods, wares or merchandise previously constituting the security, provided the security is received by the Trustee simultaneously with the creation of the creditor relationship with the Company arising from the making, drawing, negotiating or incurring of the draft, bill of exchange, acceptance or obligation;

            (5) the term "Company" means any obligor upon the Securities; and

            (6) the term "Federal Bankruptcy Act" means the Bankruptcy Act or Title 11 of the United States Code.

SECTION 6.14. Appointment of Authenticating Agent.

      At any time when any of the Securities remain Outstanding the Trustee may appoint an Authenticating Agent or Agents with respect to one or more series of Securities which shall be authorized to act on behalf of the Trustee to authenticate Securities of such series issued upon exchange, registration of transfer or partial redemption thereof or pursuant to Section 3.6, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company and shall at all times be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by Federal or State authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

      Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

      An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company and shall give notice of such appointment by first-class mail, postage prepaid, to all Holders of Securities of the series with respect to which such Authenticating Agent will serve, as their names and addresses appear in the Security Register. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.


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

      The Trustee agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section, and the Trustee shall be entitled to be reimbursed for such payments, subject to the provisions of Section 6.7.

      If an appointment with respect to one or more series is made pursuant to this Section, the Securities of such series may have endorsed thereon an alternative certificate of authentication in the following form:

      "This is one of the Securities of the series designated herein referred to in the within- mentioned Indenture.


                                         THE CHASE MANHATTAN BANK, N.A.,
                                                              As Trustee



                                         By_____________________________
                                                 As Authenticating Agent



                                         By_____________________________
                                                     Authorized Officer"


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

                                   ARTICLE VII

            HOLDERS LISTS AND REPORTS BY TRUSTEE AND COMPANY

SECTION 7.1. Company to Furnish Trustee Names and Addresses of Holders.

            The Company will furnish or cause to be furnished to the Trustee

            (a) semi-annually not more than 15 days after each Regular Record Date a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders of Securities of such series as of the preceding March 1 or September 1, or as of such Regular Record Date, as the case may be, and

            (b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

provided that if and so long as the Trustee shall be the Security Registrar for such series, such list shall not be required to be furnished.

SECTION 7.2. Preservation of Information; Communications to Holders.

      (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 7.1 and the names and addresses of Holders received by the Trustee in its capacity as Security Registrar. The Trustee may destroy any list furnished to it as provided in
Section 7.1 upon receipt of a new list so furnished.

      (b) If three or more Holders of Securities of the same series (herein referred to as "applicants") apply in writing to the Trustee, and furnish to the Trustee reasonable proof that each such applicant has owned a Security of such series for a period of at least six months preceding the date of such application, and such application states that the applicants' desire to communicate with other Holders of such series with respect to their rights under this Indenture or under the Securities of such series and is accompanied by a copy of the form of proxy or other communication which such applicants propose to transmit, then the Trustee shall, within five business days after the receipt of such application, at its election, either

            (i) afford such applicants access to the information with respect to the Holders of such series preserved at the time by the Trustee in accordance with Section 7.2(a), or

            (ii) inform such applicants as to the approximate number of Holders of such series whose names and addresses appear in the information preserved at the time by the Trustee in accordance with Section 7.2(a), and as to the approximate cost of mailing to such Holders the form of proxy or other communication, if any, specified in such application.


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

      If the Trustee shall elect not to afford such applicants access to such information, the Trustee shall, upon the written request of such applicants, mail to each Holder of such series whose name and address appear in the information preserved at the time by the Trustee in accordance with Section 7.2(a) a copy of the form of proxy or other communication which is specified in such request, with reasonable promptness after a tender to the Trustee of the material to be mailed and of payment, or provision for the payment, of the reasonable expenses of mailing, unless within five days after such tender the Trustee shall mail to such applicants and file with the Commission, together with a copy of the material to be mailed, a written statement to the effect that, in the opinion of the Trustee, such mailing would be contrary to the best interest of the Holders of such series or would be in violation of applicable law. Such written statement shall specify the basis of such opinion. If the Commission, after opportunity for a hearing upon the objections specified in the written statement so filed, shall enter an order refusing to sustain any of such objections or if, after the entry of an order sustaining one or more of such objections, the Commission shall find, after notice and opportunity for hearing, that all the objections so sustained have been met and shall enter an order so declaring, the Trustee shall mail copies of such material to all such Holders with reasonable promptness after the entry of such order and the renewal of such tender; otherwise the Trustee shall be relieved of any obligation or duty to such applicants respecting their application.

      (c) Every Holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of either of them shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders in accordance with Section 7.2(b), regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under Section 7.2(b).

SECTION 7.3. Reports by Trustee.

      (a) Within 60 days after April 15 of each year commencing with the year 1997, the Trustee shall transmit by mail to all Holders of Securities for which it is Trustee hereunder, as their names and addresses appear in the Security Register, a brief report dated as of such April 15 with respect to:

            (1) its eligibility under Section 6.9 and its qualifications under
      Section 6.8, or in lieu thereof, if to the best of its knowledge it has continued to be eligible and qualified under said Sections, a written statement to such effect;

            (2) the character and amount of any advances (and if the Trustee elects so to state, the circumstances surrounding the making thereof) made by the Trustee (as such) which remain unpaid on the date of such report, and for the reimbursement of which it claims or may claim a lien or charge, prior to that of such Securities, on any property or funds held or collected by it as Trustee, except that the Trustee shall not be required (but may elect) to report such advances if such advances so remaining unpaid aggregate not more


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

      than 1/2 of 1% of the principal amount of such Securities Outstanding on the date of such report;

            (3) the amount, interest rate and maturity date of all other indebtedness owing by the Company (or by any other obligor on the Securities) to the Trustee in its individual capacity, on the date of such report, with a brief description of any property held as collateral security therefor, except an indebtedness based upon a creditor relationship arising in any manner described in Section 6.13(b)(2), (3),
      (4) or (6);

            (4) the property and funds, if any, physically in the possession of the Trustee as such on the date of such report;

            (5) any additional issue of Securities for which it is Trustee hereunder which the Trustee has not previously reported; and

            (6) any action taken by the Trustee in the performance of its duties hereunder which it has not previously reported and which in its opinion materially affects such Securities, except action in respect of a default, notice of which has been or is to be withheld by the Trustee in accordance with Section 6.2.

      (b) The Trustee shall transmit by mail to all Holders of Securities for which it is Trustee hereunder, as their names and addresses appear in the Security Register, a brief report with respect to the character and amount of any advances (and if the Trustee elects so to state, the circumstances surrounding the making thereof) made by the Trustee (as such) since the date of the last report transmitted pursuant to subsection (a) of this Section (or if no such report has yet been so transmitted, since the date of execution of this instrument) for the reimbursement of which it claims or may claim a lien or charge, prior to that of such Securities, on property or funds held or collected by it as Trustee and which it has not previously reported pursuant to this subsection, except that the Trustee shall not be required (but may elect) to report such advances if such advances remaining unpaid at any time aggregate 10% or less of the principal amount of such Securities Outstanding at such time, such report to be transmitted within 90 days after such time.

      (c) A copy of each such report shall, at the time of such transmission to such Holders, be filed by the Trustee with each securities exchange upon which any such Securities are listed, with the Commission and with the Company. The Company will notify the Trustee when any such Securities are listed on any securities exchange.

SECTION 7.4. Reports by Company.

      The Company shall:

            (1) file with the Trustee, within 15 days after the Company is required to file the same with the Commission, copies of the annual reports and of the information,


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

      documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Company may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934; or, if the Company is not required to file information, documents or reports pursuant to either of said Sections, then it shall file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Securities Exchange Act of 1934 in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations;

            (2) file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Company with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and

            (3) transmit by mail to all Holders, as their names and addresses appear in the Security Register, within 30 days after the filing thereof with the Trustee, such summaries of any information, documents and reports required to be filed by the Company pursuant to paragraphs (1) and (2) of this Section as may be required by rules and regulations prescribed from time to time by the Commission.

                                  ARTICLE VIII

              CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

SECTION 8.1. Company May Consolidate, Etc., Only on Certain Terms.

      The Company shall not consolidate with or merge into any other corporation or convey, transfer or lease its properties and assets substantially as an entirety to any Person, unless:

            (1) the Person formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or transfer, or which leases, the properties and assets of the Company substantially as an entirety shall be a corporation organized and existing under the laws of the United States of America, any State thereof or the District of Columbia and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of (and premium, if any) and interest on all the Securities and the performance of every covenant of this Indenture on the part of the Company to be performed or observed;


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

            (2) immediately after giving effect to such transaction, no Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default, shall have happened and be continuing; and

            (3) the Company has delivered to the Trustee an Officer's Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer or lease and such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

SECTION 8.2. Successor Corporation Substituted.

      Upon any consolidation of the Company with, or merger of the Company into, any other corporation or any conveyance, transfer or lease of the properties and assets of the Company substantially as an entirety in accordance with Section 8.1, the successor corporation formed by such consolidation or into which the Company is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor corporation had been named as the Company herein, and thereafter, except in the case of a lease, the predecessor corporation shall be relieved of all obligations and covenants under this Indenture and the Securities.

                                   ARTICLE IX

                             SUPPLEMENTAL INDENTURES

SECTION 9.1. Supplemental Indentures Without Consent of Holders.

            Without the consent of any Holders, the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

            (1) to evidence the succession of another corporation to the Company and the assumption by any such successor of the covenants of the Company contained herein and in the Securities, pursuant to Article VIII; or

            (2) to add to the covenants of the Company for the benefit of the Holders of all or any series of Securities (and if such covenants are to be for the benefit of less than all series of Securities, stating that such covenants are expressly being included solely for the benefit of one or more specified series) or to surrender any right or power herein conferred upon the Company; or

            (3) to add any additional Events of Default; or


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

            (4) to change or eliminate any of the provisions of this Indenture, provided that any such change or elimination shall become effective only when there is no Security Outstanding of any series created prior to the execution of such supplemental indenture which is entitled to the benefit of such provision; or

            (5) to secure the Securities; or

            (6) to establish the form or terms of Securities of any series as permitted by Sections 2.1 and 3.1; or

            (7) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 6.11(b); or

            (8) to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture, provided such action shall not adversely affect the interests of the Holders of Securities of any series in any material respect.

SECTION 9.2. Supplemental Indentures with Consent of Holders.

      With the consent of the Holders of not less than a majority in principal amount of the Outstanding Securities of each series affected by such supplemental indenture, by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of Securities of such series under this Indenture; provided that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security affected thereby,

            (1) change the Stated Maturity of the principal of, or any installment of principal of or interest on, any Security, or reduce the principal amount thereof or the rate of interest thereon (including any change in the Floating or Adjustable Rate Provision pursuant to which such rate is determined that would reduce that rate for any period) or any premium payable upon the redemption thereof, or change any Place of Payment where, or the coin or currency in which, any Security or any premium or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date), or modify the provisions of this Indenture with respect to the subordination of the Securities in a manner adverse to the Holders, or


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            (2) reduce the percentage in principal amount of the Outstanding
      Securities of any series, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture, or

            (3) modify any of the provisions of this Section or Section 5.13, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby; provided that this clause shall not be deemed to require the consent of any Holder with respect to changes in the references to "the Trustee" and concomitant changes in this Section or the deletion of this proviso, in accordance with the requirements of Sections 6.11(b) and 9.1(8), or

            [(4) remove or impair the rights of any Holder of Securities to bring a Direct Action in certain circumstances, as provided in Section 14.1;]

provided, further, that if the Securities of such series are held by a Travelers Trust or a trustee of such trust, such supplemental indenture shall not be effective until the holders of a majority in liquidation preference of Trust Securities of the applicable Travelers Trust shall have consented to such supplemental indenture; provided further, that if the consent of the Holder of each Outstanding Securities is required, such supplemental indenture shall not be effective until each holder of the Trust Securities of the applicable Travelers Trust shall have consented to such supplemental indenture.

      A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.

      It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

SECTION 9.3. Execution of Supplemental Indentures.

      In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 6.1) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.


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SECTION 9.4. Effect of Supplemental Indentures.

      Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby to the extent provided therein.

SECTION 9.5. Conformity with Trust Indenture Act.

      Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act as then in effect.

SECTION 9.6. Reference in Securities to Supplemental Indentures.

      Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities of any series so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities of such series.

                                    ARTICLE X

                                    COVENANTS

SECTION 10.1. Payment of Principal, Premium and Interest.

      The Company covenants and agrees for the benefit of each series of Securities that it will duly and punctually pay the principal of (and premium, if any) and interest on the Securities of that series in accordance with the terms of the Securities of such series and this Indenture, and will duly comply with all other terms, agreements and conditions contained in, or made in the Indenture for the benefit of, the Securities of such series.

SECTION 10.2. Maintenance of Office or Agency.

      The Company will maintain in each Place of Payment for any series of Securities an office or agency where Securities of that series may be presented or surrendered for payment, where Securities of that series may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Securities of that series and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with


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

the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

      The Company may also from time to time designate one or more other offices or agencies where the Securities of one or more series may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in each Place of Payment for Securities of any series for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

SECTION 10.3. Money for Securities Payments to Be Held in Trust.

      If the Company shall at any time act as its own Paying Agent with respect to any series of Securities, it will, on or before each due date of the principal of (and premium, if any) or interest on any of the Securities of that series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal (and premium, if any) or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.

      Whenever the Company shall have one or more Paying Agents for any series of Securities, it will, prior to each due date of the principal of (and premium, if any) or interest on any Securities of that series, deposit with a Paying Agent a sum sufficient to pay the principal (and premium, if any) or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium or interest, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

      The Company will cause each Paying Agent for any series of Securities other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

            (1) hold all sums held by it for the payment of the principal of (and premium, if any) or interest on Securities of that series in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

            (2) give the Trustee notice of any default by the Company (or any other obligor upon the Securities of that series) in the making of any payment of principal (and premium, if any) or interest on the Securities of that series; and

            (3) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.


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

      The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

      Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of (and premium, if any) or interest on any Security of any series and remaining unclaimed for three years after such principal (and premium, if any) or interest has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in the Borough of Manhattan, The City of New York, New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company.

SECTION 10.4. Statement by Officers as to Default.

      The Company will deliver to the Trustee, within 120 days after the end of each fiscal year of the Company ending after the date hereof, an Officers' Certificate stating whether or not to the best knowledge of the signers thereof the Company is in default in the performance and observance of any of the terms, provisions and conditions of Sections 10.1 to 10.3, inclusive, and if the Company shall be in default, specifying all such defaults and the nature and status thereof of which they may have knowledge.

SECTION 10.5. Covenants as to Travelers Trusts.

      For so long as any Trust Securities of a Travelers Trust remain outstanding, the Company will (i) maintain 100% direct or indirect ownership of the Common Securities of such Travelers Trust; provided, however, that any permitted successor of the Company hereunder may succeed to the Company's ownership of such Common Securities, (ii) not voluntarily dissolve, wind up or terminate such Travelers Trust, except in connection with a distribution of Securities upon a Special Event, and in connection with certain mergers, consolidations or amalgamations permitted by the Declaration of the applicable Travelers Trust, (iii) timely perform its duties as Sponsor of the applicable Travelers Trust, (iv) use its reasonable efforts to cause such Travelers Trust to (a) remain a business trust, except in connection with a distribution of Securities to the holders of Trust Securities as provided in the Declaration of such Travelers Trust, the


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

redemption of all of the Trust Securities and in connection with certain mergers, consolidations or amalgamations permitted by the Declaration of such Travelers Trust, and (b) otherwise continue to be classified as a grantor trust for United States federal income tax purposes and (v) not knowingly take any action that would cause such Travelers Trust to not be classified as a grantor trust for United States federal income tax purposes.

SECTION 10.6. Payment of Expenses.

      (a) In connection with the offering, sale and issuance of each series of Securities to the Institutional Trustee of a Travelers Trust and in connection with the sale of Trust Securities by such Travelers Trust, the Company, in its capacity as borrower with respect to such Securities, shall:

            (i) pay all costs and expenses relating to the offering, sale and issuance of such Securities, including commissions to the underwriters payable pursuant to the applicable Underwriting Agreement and compensation of the Trustee under this Indenture in accordance with the provisions of
      Section 6.7;

            (ii) pay all costs and expenses of such Travelers Trust (including, but not limited to, costs and expenses relating to the organization of the trust, the offering, sale and issuance of the Trust Securities of such Travelers Trust (including commissions to the underwriters in connection therewith), the fees and expenses of the Institutional Trustee, the Regular Trustees and the Delaware Trustee of such Travelers Trust, the costs and expenses relating to the operation, maintenance and dissolution of such Travelers Trust and the enforcement by such Institutional Trustee of the rights of the holders of the Preferred Securities of such Travelers Trust, including without limitation, costs and expenses of accountants, attorneys, statistical or bookkeeping services, expenses for printing and engraving and computing or accounting equipment, paying agent(s), registrar(s), transfer agent(s), duplicating, travel and telephone and other telecommunications expenses and costs and expenses incurred in connection with the acquisition, financing, and disposition of assets of such Travelers Trust);

            (iii) be primarily liable for any indemnification obligations arising with respect to the Declaration of such Travelers Trust;

            (iv) pay any and all taxes (other than United States withholding taxes in respect of amounts paid on the Securities held by such Travelers Trust) and all liabilities, costs and expenses with respect to such taxes of such Travelers Trust.

      (b) Upon termination of this Indenture or any series of Securities or the removal or resignation of the Trustee pursuant to Section 6.10, the Company shall pay to the Trustee all amounts accrued and owing to the Trustee to the date of such termination, removal or resignation. Upon termination of the Declaration of any Travelers Trust or the removal or resignation of the Delaware Trustee or the Institutional Trustee, as the case may be, pursuant to Section
5.6 of the Declaration of such Travelers Trust, the Company shall pay to such


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Delaware Trustee or such Institutional Trustee, as the case may be, all amounts accrued and owing to such Delaware Trustee or such Institutional Trustee, as the case may be, to the date of such termination, removal or resignation.

SECTION 10.7. Listing on an Exchange.

   If Securities of any series are to be issued as a Global Security in connection with the distribution of such Securities to the holders of the Preferred Securities of a Travelers Trust upon a Dissolution Event with respect to such Travelers Trust, the Company will use its best efforts to list such series of Securities on the New York Stock Exchange, Inc. or on such other securities exchange as the Preferred Securities of such Travelers Trust are then listed.

                                   ARTICLE XI

                            REDEMPTION OF SECURITIES

SECTION 11.1. Applicability of Article.

      Securities of each series are redeemable before their respective Stated Maturities in accordance with their respective terms and (except as otherwise specified as contemplated by Section 3.1 for Securities of any series) in accordance with this Article.

SECTION 11.2. Election to Redeem; Notice to Trustee.

      (a) Subject to the provisions of Section 11.2(b) and to the other provisions of this Article XI, except as otherwise may be specified in this Indenture or, with respect to any series of Securities, as otherwise specified as contemplated by Section 3.1 for the Securities of such series, the Company shall have the right to redeem any series of Securities, in whole or in part, from time to time, on or after the Redemption Option Date for such series at the Redemption Price. The election of the Company to redeem any Securities redeemable at the election of the Company shall be evidenced by a Board Resolution. In case of any redemption at the election of the Company of less than all the Securities of any series, the Company shall, at least 30 days, but not more than 60 days, prior to the Redemption Date fixed by the Company, notify the Trustee of such Redemption Date and of the principal amount of Securities of such series to be redeemed. In the case of any redemption of Securities prior to the expiration of any restriction on such redemption provided in the terms of such Securities or elsewhere in this Indenture, the Company shall furnish the Trustee with an Officers' Certificate evidencing compliance with such restriction.

      (b) If a partial redemption of any series of Securities would result in the delisting of the


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Preferred Securities of the Travelers Trust that purchased such Securities from any national securities exchange or other organization on which the Preferred Securities of such Travelers Trust are then listed, the Company shall not be permitted to effect such partial redemption and may only redeem such series of Securities in whole.

SECTION 11.3. Selection by Trustee of Securities to Be Redeemed.

      If less than all the Securities of any series are to be redeemed, the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Securities of such series not previously called for redemption, by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions (equal to the minimum authorized denomination for Securities of that series or any integral multiple thereof) of the principal amount of Securities of such series of a denomination larger than the minimum authorized denomination for Securities of that series; provided, that if at the time of redemption such Securities are registered as a Global Security, the Depositary shall determine, in accordance with its procedures, the principal amount of such Securities held by each Security Beneficial Owner to be redeemed.

      The Trustee shall promptly notify the Company in writing of the Securities selected for redemption and, in case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

      For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.

SECTION 11.4. Notice of Redemption.

      Notice of redemption shall be given by first-class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the Redemption Date, to each Holder of Securities to be redeemed, at his address appearing in the Security Register.

      All notices of redemption shall state:

            (1) the Redemption Date,

            (2) the Redemption Price,

            (3) if less than all the Outstanding Securities of any series are to be redeemed, the identification (and, in the case of partial redemption, the principal amounts) of the particular Securities of such series to be redeemed,


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            (4) that on the Redemption Date the Redemption Price will become due and payable upon each such Security to be redeemed and that interest thereon will cease to accrue on and after said date,

            (5) the place or places where such Securities are to be surrendered for payment of the Redemption Price, and

            (6) that the redemption is for a sinking fund, if such is the case.

      Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company.

SECTION 11.5. Deposit of Redemption Price.

      Prior to 10:00 a.m., New York City time, on any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 10.3) an amount of money sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest on, all the Securities which are to be redeemed on that date.

SECTION 11.6. Securities Payable on Redemption Date.

      Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest) such Securities shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid by the Company at the Redemption Price, together with accrued interest to the Redemption Date; provided that installments of interest whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 3.7.

      If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal (and premium, if any) shall, until paid, bear interest from the Redemption Date at the rate prescribed therefor in the Security.

      The Redemption Price shall be paid prior to 12:00 noon, New York City time, on the date of such redemption or such earlier time as the Company determines, provided that the Company shall deposit with the Trustee an amount sufficient to pay the Redemption Price by 10:00 a.m., New York City time, on the date such Redemption Price is to be paid.

SECTION 11.7. Securities Redeemed in Part.


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

      Any Security which is to be redeemed only in part shall be surrendered at a Place of Payment for Securities of that series (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities of the same series, of like tenor and of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.

SECTION 11.8. Tax Event Redemption.

      If a Tax Event with respect to any Travelers Trust has occurred and is continuing and:

            (a) the Company has received a Redemption Tax Opinion with respect to such Travelers Trust; or

            (b) after receiving a Tax Event Opinion, the Regular Trustees of such Travelers Trust shall have been informed by tax counsel rendering the Tax Event Opinion that a No Recognition Opinion cannot be delivered to such Travelers Trust, then, notwithstanding Section 11.2(a) but subject to Section 11.2(b), the Company shall have the right upon not less than 30 days nor more than 60 days notice to the Holders of Securities of the series issued to such Travelers Trust, or to its Institutional Trustee, to redeem such Securities, in whole or in part, for cash within 90 days following the occurrence of such Tax Event at the Redemption Price, provided that if at the time there is available to the Company or such Travelers Trust the opportunity to eliminate, within such 90 day period, the Tax Event by taking some ministerial action ("Ministerial Action"), such as filing a form or making an election, or pursuing some other similar reasonable measure which has no adverse effect on the Company, the Trust or the holders of the Trust Securities of such Travelers Trust, the Company or such Travelers Trust shall pursue such Ministerial Action in lieu of redemption, and, provided further that the Company shall have no right to redeem such Securities while the Company or such Travelers Trust is pursuing any Ministerial Action pursuant to its obligations under the Declaration of such Travelers Trust.

                                   ARTICLE XII

                                  SINKING FUNDS

SECTION 12.1. Applicability of Article.

      The provisions of this Article shall be applicable to any sinking fund for the retirement of Securities of a series except as otherwise specified as contemplated by Section 3.1 for the Securities of such series.


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

      The minimum amount of any sinking fund payment provided for by the terms of Securities of any series is herein referred to as a "mandatory sinking fund payment," and any payment in excess of such minimum amount provided for by the terms of Securities of any series is herein referred to as an "optional sinking fund payment." If provided for by the terms of Securities of any series, the cash amount of any sinking fund payment may be subject to reduction as provided in Section 12.2. Each sinking fund payment shall be applied to the redemption of Securities as provided for by the terms of Securities of such series.

SECTION 12.2. Satisfaction of Sinking Fund Payments with Securities.

      Unless the form or terms of any series of Securities shall provide otherwise, the Company (1) may deliver to the Trustee Outstanding Securities of a series (other than any previously called for redemption) and (2) may apply as a credit Securities of a series which have been redeemed either at the election of the Company pursuant to the terms of such Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Securities, in each case in satisfaction of all or any part of any sinking fund payment with respect to any Securities of such series required to be made pursuant to the terms of such Securities as provided for by the terms of such Securities; provided that such Securities have not been previously so credited. Such Securities shall be received and credited for such purpose by the Trustee at the Redemption Price specified in such Securities for redemption through operation of the sinking fund and the amount of such sinking fund payment shall be reduced accordingly.

SECTION 12.3. Redemption of Securities for Sinking Fund.

      Not less than 60 days prior to each sinking fund payment date for any series of Securities, the Company will deliver to the Trustee an Officers' Certificate specifying the amount of the next ensuing sinking fund payment for that series pursuant to the terms of that series, the portion thereof, if any, which is to be satisfied by payment of cash and the portion thereof, if any, which is to be satisfied by delivering and crediting Securities of that series pursuant to Section 12.2 and will also deliver to the Trustee any Securities to be so delivered. Not less than 45 days before each such sinking fund payment date the Trustee shall select the Securities to be redeemed upon such sinking fund payment date in the manner specified in Section 11.3 and cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner provided in Section 11.4. The Company shall deposit the amount of cash, if any, required for such sinking fund payment with the Trustee in the manner provided in Section 11.5. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Sections 11.6 and 11.7.


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                                  ARTICLE XIII

                      EXTENSION OF INTEREST PAYMENT PERIOD

SECTION 13.1. Extension of Interest Payment Period.

      The Company shall have the right, at any time and from time to time during the term of the Securities of any series, to defer payments of interest by extending the interest payment period of all Securities of such series for a period not exceeding 20 consecutive quarters (the "Extended Interest Payment Period"), during which Extended Interest Payment Period no interest shall be due and payable on Securities of such series; provided that no Extended Interest Payment Period may extend beyond the Maturity of such Securities. To the extent permitted by applicable law, interest, the payment of which has been deferred because of the extension of the interest payment period pursuant to this Section 13.1, will bear interest thereon at the Coupon Rate compounded quarterly for each quarter of the Extended Interest Payment Period ("Compounded Interest"). At the end of any Extended Interest Payment Period with respect to any series of Securities, the Company shall pay all interest accrued and unpaid on such Securities, including any Additional Interest and Compounded Interest (together, "Deferred Interest") that shall be payable to the Holders of Securities of such Series in whose names such Securities are registered in the Security Register on the first record date after the end of such Extended Interest Payment Period. Before the termination of any Extended Interest Payment Period, the Company may further extend such period; provided that such period, together with all such further extensions thereof, shall not exceed 20 consecutive quarters; and provided further that no prepayment of interest during an Extended Interest Payment Period shall allow the Company to extend such Extended Interest Payment Period beyond 20 consecutive quarters. Upon the termination of any Extended Interest Payment Period with respect to any series of Securities and upon the payment of all Deferred Interest then due, the Company may commence a new Extended Interest Payment Period with respect to such series of Securities, subject to the foregoing requirements. No interest on a series of Securities shall be due and payable during an Extended Interest Payment Period with respect thereto, except at the end thereof, provided the Company may prepay at any time all or any portion of the interest accrued during any Extended Interest Payment Period.

SECTION 13.2. Notice of Extension.

      (a) If the Institutional Trustee of a Travelers Trust is the only Holder of Securities of a series at the time the Company selects an Extended Interest Payment Period with respect thereto, the Company shall give written notice to the Regular Trustees and the Institutional Trustee of such Travelers Trust and to the Trustee of its selection of such Extended Interest Payment Period one Business Day before the earlier of (i) the next succeeding date on which Distributions on the Trust Securities issued by such Travelers Trust would be payable, if not for such Extended Interest Payment Period, or (ii) the date such Travelers Trust is required to give notice of the record date, or the date such Distributions are payable, to the New York Stock Exchange or other applicable self-regulatory organization or to holders of the Preferred Securities issued by such Travelers Trust, but in any event at least one Business Day before such record date.


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

      (b) If the Institutional Trustee of a Travelers Trust is not the only Holder of Securities of a series at the time the Company selects an Extended Interest Payment Period with respect thereto, the Company shall give written notice to the Holders of Securities of such series and the Trustee of its selection of such Extended Interest Payment Period 10 Business Days before the earlier of (i) the next succeeding Interest Payment Date, or (ii) the date the Company is required to give notice of the record or payment date of such interest payment to the New York Stock Exchange or other applicable self-regulatory organization or to Holders of Securities of such series.

      (c) The quarter in which any notice is given pursuant to paragraphs (a) or
(b) of this Section 13.2 shall be counted as one of the 20 quarters permitted in the maximum Extended Interest Payment Period with respect to any series of Securities permitted under Section 1.3.

SECTION 13.3. Limitation of Transactions.

      If with respect to any series of Securities (i) the Company shall exercise its right to defer payments of interest thereon as provided in Section 13.1 or
(ii) there shall have occurred any Event of Default, then (a) the Company shall not declare or pay any dividend on, make any distributions with respect to, or redeem, purchase, acquire or make a liquidation payment with respect to, any of its capital stock or make any guarantee payment with respect thereto (other than (i) repurchases, redemptions or other acquisitions of shares of capital stock of the Company in connection with any employment contract, benefit plan or other similar arrangement with or for the benefit of employees, officers, directors or consultants, (ii) as a result of an exchange or conversion of any class or series of the Company's capital stock for any other class or series of the Company's capital stock, or (iii) the purchase of fractional interests in shares of the Company's capital stock pursuant to the conversion or exchange provisions of such capital stock or the security being converted or exchanged), and (b) the Company shall not make any payment of interest on, principal of or premium, if any, on, or repay, repurchase or redeem, any debt securities issued by the Company which rank pari passu with or junior to the Securities of such series (including the Securities of any other series); provided, however, the Company may declare and pay a stock dividend where the dividend stock is the same stock as that on which the dividend is being paid.

                                   ARTICLE XIV

                           SUBORDINATION OF SECURITIES

SECTION 14.1. Agreement to Subordinate.

      The Company covenants and agrees, and each Holder of Securities issued hereunder by such Holder's acceptance thereof likewise covenants and agrees, that all Securities shall be issued subject to the provisions of this Article Fourteen; and each Holder of a Security, whether upon


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original issue or upon transfer or assignment thereof, accepts and agrees to be bound by such provisions.

      The payment by the Company of the principal of, premium, if any, and interest on all Securities issued hereunder shall, to the extent and in the manner hereinafter set forth, be subordinated and junior in right of payment to the prior payment in full of all Senior Indebtedness of the Company, whether outstanding at the date of this Indenture or thereafter incurred.

      No provision of this Article Fourteen shall prevent the occurrence of any default or Event of Default hereunder.

SECTION 14.2. Default on Senior Indebtedness.

      In the event and during the continuation of any default by the Company in the payment of principal, premium, interest or any other payment due on any Senior Indebtedness of the Company, as the case may be, or in the event that the maturity of any Senior Indebtedness of the Company, as the case may be, has been accelerated because of a default, then, in either case, no payment shall be made by the Company with respect to the principal (including redemption payments) of, or premium, if any, or interest on, the Securities or to acquire any of the Securities (except sinking fund payments made in Securities acquired by the Company prior to such default).

      In the event that, notwithstanding the foregoing, any payment shall be received by the Trustee, by any Holder or by any Paying Agent (or, if the Company is acting as its own Paying Agent, money for any such payment is segregated and held in trust) when such payment is prohibited by the preceding paragraph of this Section 14.2, before all Senior Indebtedness of the Company is paid in full, or provision is made for such payment in money in accordance with its terms, such payment shall be held in trust for the benefit of, and shall be paid over or delivered to, the holders of Senior Indebtedness of the Company or their respective representatives, or to the trustee or trustees under any indenture pursuant to which any of such Senior Indebtedness may have been issued, as their respective interests may appear, ratably according to the aggregate amount remaining unpaid on account of the principal, premium, interest or any other payment due on the Senior Indebtedness held or represented by each, for application to the payment of all Senior Indebtedness of the Company, as the case may be, remaining unpaid to the extent necessary to pay such Senior Indebtedness in full in money in accordance with its terms, after giving effect to any concurrent payment or distribution to or for the benefit of the holders of such Senior Indebtedness, but only to the extent that the holders of the Senior Indebtedness (or their representative or representatives or a trustee) notify the Trustee in writing within 90 days of such payment of the amounts then due and owing on the Senior Indebtedness and only the amounts specified in such notice to the Trustee shall be paid to the holders of Senior Indebtedness.

SECTION 14.3. Liquidation; Dissolution; Bankruptcy.


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      Upon any payment by the Company or distribution of assets of the Company of any kind or character, whether in cash, property or securities, to creditors upon any dissolution or winding-up or liquidation or reorganization of the Company, whether voluntary or involuntary or in bankruptcy, insolvency, receivership or other proceedings, all amounts due upon all Senior Indebtedness of the Company shall first be paid in full, or payment thereof provided for in money in accordance with its terms, before any payment is made by the Company on account of the principal (and premium, if any) or interest on the Securities; and upon any such dissolution or winding-up or liquidation or reorganization, any payment by the Company, or distribution of assets of the Company of any kind or character, whether in cash, property or securities, to which the Holders of the Securities or the Trustee would be entitled to receive, except for the provisions of this Article Fourteen, shall be paid by the Company or by any receiver, trustee in bankruptcy, liquidating trustee, agent or other Person making such payment or distribution, or by the Holders of the Securities or by the Trustee under this Indenture if received by them or it, directly to the holders of Senior Indebtedness of the Company (pro rata to such holders on the basis of the respective amounts of Senior Indebtedness held by such holders, as calculated by the Company) or their representative or representatives, or to the trustee or trustees under any indenture pursuant to which any instruments evidencing such Senior Indebtedness may have been issued, as their respective interests may appear, to the extent necessary to pay such Senior Indebtedness in full, in money or money's worth, after giving effect to any concurrent payment or distribution to or for the holders of such Senior Indebtedness, before any payment or distribution is made to the Holders of Securities or to the Trustee.

      In the event that, notwithstanding the foregoing, any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, prohibited by the foregoing, shall be received by the Trustee, by any Holder or by any Paying Agent (or, if the Company is acting as its own Paying Agent, money for any such payment is segregated and held in trust) before all Senior Indebtedness of the Company is paid in full, or provision is made for such payment in money in accordance with its terms, such payment or distribution shall be held in trust for the benefit of and shall be paid over or delivered to the holders of such Senior Indebtedness or their representative or representatives, or to the trustee or trustees under any indenture pursuant to which any of such Senior Indebtedness may have been issued, as their respective interests may appear, ratably according to the aggregate amount remaining unpaid on account of the principal, premium, interest or any other payment due on the Senior Indebtedness held or represented by each, as calculated by the Company, for application to the payment of all Senior Indebtedness of the Company, as the case may be, remaining unpaid to the extent necessary to pay such Senior Indebtedness in full in money in accordance with its terms, after giving effect to any concurrent payment or distribution to or for the benefit of the holders of such Senior Indebtedness.

      For purposes of this Article Fourteen, the words "cash, property or securities" shall not be deemed to include shares of stock of the Company as reorganized or readjusted, or securities of the Company or any other corporation provided for by a plan of reorganization or readjustment, the payment of which is subordinated at least to the extent provided in this Article


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Fourteen with respect to the Securities to the payment of all Senior
Indebtedness of the Company, as the case may be, that may at the time be outstanding, provided that (i) such Senior Indebtedness is assumed by the new corporation, if any, resulting from any such reorganization or readjustment, and
(ii) the rights of the holders of such Senior Indebtedness are not, without the consent of such holders, altered by such reorganization or readjustment. The consolidation of the Company with, or the merger of the Company into, another corporation or the liquidation or dissolution of the Company following the conveyance or transfer of its property as an entirety, or substantially as an entirety, to another corporation upon the terms and conditions provided for in
Article VIII shall not be deemed a dissolution, winding-up, liquidation or reorganization for the purposes of this Section 14.3 if such other corporation shall, as a part of such consolidation, merger, conveyance or transfer, comply with the conditions stated in Article VIII. Nothing in Section 14.2 or in this
Section 14.3 shall apply to claims of, or payments to, the Trustee under or pursuant to Section 6.7.

SECTION 14.4. Subrogation.

      Subject to the payment in full of all Senior Indebtedness of the Company, the rights of the Holders of the Securities shall be subrogated to the rights of the holders of such indebtedness to receive payments or distributions of cash, property or securities of the Company, as the case may be, applicable to such Senior Indebtedness until the principal of (and premium, if any) and interest on the Securities shall be paid in full; and, for the purposes of such subrogation, no payments or distributions to the holders of such Senior Indebtedness of any cash, property or securities to which the Holders of the Securities or the Trustee would be entitled except for the provisions of this Article Fourteen, and no payment over pursuant to the provisions of this Article Fourteen to or for the benefit of the holders of such Senior Indebtedness by Holders of the Securities or the Trustee, shall, as between the Company, its creditors other than Holders of Senior Indebtedness of the Company, and the holders of the Securities, be deemed to be a payment by the Company to or on account of such Senior Indebtedness. It is understood that the provisions of this Article Fourteen are and are intended solely for the purposes of defining the relative rights of the Holders of the Securities, on the one hand, and the holders of such Senior Indebtedness on the other hand.

      Nothing contained in this Article Fourteen or elsewhere in this Indenture or in the Securities is intended to or shall impair, as between the Company, its creditors other than the holders of Senior Indebtedness of the Company, and the Holders of the Securities, the obligation of the Company, which is absolute and unconditional, to pay to the Holders of the Securities the principal of (and premium, if any) and interest on the Securities as and when the same shall become due and payable in accordance with their terms, or is intended to or shall affect the relative rights of the Holders of the Securities and creditors of the Company, as the case may be, other than the holders of Senior Indebtedness of the Company, as the case may be, nor shall anything herein or therein prevent the Trustee or the Holder of any Security from exercising all remedies otherwise permitted by applicable law upon default under the Indenture, subject to the rights, if any, under this Article Fourteen of the holders of such Senior Indebtedness in respect


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of cash, property or securities of the Company, as the case may be, received upon the exercise of any such remedy.

      Upon any payment or distribution of assets of the Company referred to in this Article Fourteen, the Trustee, subject to the provisions of Section 6.1, and the Holders of the Securities shall be entitled to conclusively rely upon any order or decree made by any court of competent jurisdiction in which such dissolution, winding-up, liquidation or reorganization proceedings are pending, or a certificate of the receiver, trustee in bankruptcy, liquidation trustee, agent or other Person making such payment or distribution, delivered to the Trustee or to the Holders of the Securities, for the purposes of ascertaining the Persons entitled to participate in such distribution, the holders of Senior Indebtedness and other indebtedness of the Company, as the case may be, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article Fourteen.

SECTION 14.5. Trustee to Effectuate Subordination.

      Each Holder of Securities by such Holder's acceptance thereof authorizes and directs the Trustee on such Holder's behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article Fourteen and appoints the Trustee such Holder's attorney-in-fact for any and all such purposes.

SECTION 14.6. Notice by the Company.

      The Company shall give prompt written notice to a Responsible Officer of the Trustee of any fact known to the Company that would prohibit the making of any payment of monies to or by the Trustee in respect of the Securities pursuant to the provisions of this Article Fourteen. Notwithstanding the provisions of this Article Fourteen or any other provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts that would prohibit the making of any payment of monies to or by the Trustee in respect of the Securities pursuant to the provisions of this Article Fourteen, unless and until a Responsible Officer of the Trustee shall have received written notice thereof from the Company or a holder or holders of Senior Indebtedness or their representative or representatives or from any trustee therefor; and before the receipt of any such written notice, the Trustee, subject to the provisions of
Section 6.1, shall be entitled in all respects to assume that no such facts exist; provided, however, that if the Trustee shall not have received the notice provided for in this Section 14.6 at least two Business Days prior to the date upon which by the terms hereof any money may become payable for any purpose (including, without limitation, the payment of the principal of (or premium, if any) or interest on any Security), then, anything herein contained to the contrary notwithstanding, the Trustee shall have full power and authority to receive such money and to apply the same to the purposes for which they were received, and shall not be affected by any notice to the contrary that may be received by it within two Business Days prior to such date.

      The Trustee, subject to the provisions of Section 6.1, shall be entitled to conclusively rely on the delivery to it of a written notice by a Person representing himself to be a holder of Senior


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Indebtedness of the Company, as the case may be (or a trustee on behalf of such holder), to establish that such notice has been given by a holder of such Senior Indebtedness or a trustee on behalf of any such holder or holders. In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any Person as a holder of such Senior Indebtedness to participate in any payment or distribution pursuant to this Article Fourteen, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of such Senior Indebtedness held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article Fourteen, and, if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

SECTION 14.7. Rights of the Trustee; Holders of Senior Indebtedness.

      The Trustee in its individual capacity shall be entitled to all the rights set forth in this Article Fourteen in respect of any Senior Indebtedness at any time held by it, to the same extent as any other holder of Senior Indebtedness, and nothing in this Indenture shall deprive the Trustee of any of its rights as such holder.

      With respect to the holders of Senior Indebtedness of the Company, the Trustee undertakes to perform or to observe only such of its covenants and obligations as are specifically set forth in this Article Fourteen, and no implied covenants or obligations with respect to the holders of such Senior Indebtedness shall be read into this Indenture against the Trustee. The Trustee shall not be deemed to owe any fiduciary duty to the holders of such Senior Indebtedness and, subject to the provisions of Section 6.1, the Trustee shall not be liable to any holder of such Senior Indebtedness if it shall pay over or deliver to Holders of Securities, the Company or any other Person money or assets to which any holder of such Senior Indebtedness shall be entitled by virtue of this Article Fourteen or otherwise.

SECTION 14.8. Subordination May Not Be Impaired.

      No right of any present or future holder of any Senior Indebtedness of the Company to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company, as the case may be, or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Company, as the case may be, with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof that any such holder may have or otherwise be charged with.

      Without in any way limiting the generality of the foregoing paragraph, the holders of Senior Indebtedness of the Company may, at any time and from time to time, without the consent of or notice to the Trustee or the Holders of the Securities, without incurring responsibility to the Holders of the Securities and without impairing or releasing the subordination provided in this Article Fourteen or the obligations hereunder of the Holders of the Securities


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to the holders of such Senior Indebtedness, do any one or more of the following:
(i) change the manner, place or terms of payment or extend the time of payment of, or renew or alter, such Senior Indebtedness, or otherwise amend or supplement in any manner such Senior Indebtedness or any instrument evidencing the same or any agreement under which such Senior Indebtedness is outstanding;
(ii) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing such Senior Indebtedness; (iii) release any Person liable in any manner for the collection of such Senior Indebtedness; and
(iv) exercise or refrain from exercising any rights against the Company, as the case may be, and any other Person.

                                   ARTICLE XV

                                  MISCELLANEOUS

SECTION 15.1. Acknowledgement of Rights.

      The Company acknowledges that, with respect to any Securities held by a Travelers Trust or a trustee of such Trust, if the Institutional Trustee of such Travelers Trust fails to enforce its rights under this Indenture as the Holder of the series of Securities held as the assets of such Travelers Trust, any holder of Preferred Securities of such Travelers Trust may institute legal proceedings directly against the Company to enforce such Institutional Trustee's rights under this Indenture without first instituting any legal proceedings against such Institutional Trustee or any other person or entity.

      Notwithstanding the foregoing, if an Event of Default has occurred and is continuing and such event is attributable to the failure of the Company to pay interest or principal on the applicable series of Securities on the date such interest or principal is otherwise payable (or in the case of redemption, on the redemption date), the Company acknowledges that a holder of Trust Securities issued by the Travelers Trust which is, or the Institutional Trustee of which is, the Holder of such Securities may directly institute a proceeding for enforcement of payment to such holder of the principal of or interest on the applicable series of Securities having a principal amount equal to the aggregate liquidation amount of the Trust Securities of such holder (a "Direct Action") on or after the respective due date specified of such holder on or after the respective due date specified in the applicable series of Securities. Notwithstanding any payments made to such holder of Trust Securities by the Company in connection with a Direct Action, the Company shall remain obligated to pay the principal of or interest on the series of Securities held by a Travelers Trust or the Institutional Trustee of a Travelers Trust, and the Company shall be subrogated to the rights of the holder of such Trust Securities to the extent of any payments made by the Company to such holder in any Direct Action.


                                     * * * *


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      This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.


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      IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

                              TRAVELERS GROUP INC.

                              By________________________________
                                  Name:
                                  Title:

Attest:

   ___________________________
   Name:
   Title:

                              THE CHASE MANHATTAN BANK, N.A.,
                              As Trustee

                              By_________________________________
                                  Name:
                                  Title:

Attest:

   _____________________________
   Name:
   Title:

STATE OF NEW YORK       )
COUNTY OF NEW YORK      ) ss:

      On the ___ day of __________, 1996, before me personally came ______________, to me known, who, being by me duly sworn, did depose and say that he is a _____________ of TRAVELERS GROUP INC., one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that he signed his name thereto by like authority.


                                         __________________________
                                                    Notary


STATE OF NEW YORK       )
COUNTY OF NEW YORK      )  ss:

      On the ____ day of __________, 1996, before me personally came __________, to me known, who, being by me duly sworn, did depose and say that he is a _______________ of THE CHASE MANHATTAN BANK, N.A., one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that he signed his name thereto by like authority.


                                         __________________________
                                                    Notary